Independent Auditors' Report

===============================================================================
The Board of Trustees and Shareholders of Oppenheimer Global Securities
Fund/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Global Securities Fund/VA (which is a series of Oppenheimer
Variable Account Funds), including the statement of investments, as of December
31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Global Securities Fund/VA results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche
Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

Statement of Investments  December 31, 2001

                                                                                        Market Value
                                                                     Shares             See Note 1
----------------------------------------------------------------------------------------------------
Common Stocks--95.3%
----------------------------------------------------------------------------------------------------
Basic Materials--0.8%
----------------------------------------------------------------------------------------------------
Chemicals--0.8%
International Flavors & Fragrances, Inc.                                   512,900      $ 15,238,259
----------------------------------------------------------------------------------------------------
Capital Goods--5.0%
----------------------------------------------------------------------------------------------------
Aerospace/Defense--1.4%
Empresa Brasileira de Aeronautica SA (Embraer), ADR                        768,000        16,995,840
----------------------------------------------------------------------------------------------------
Raytheon Co.                                                               300,500         9,757,235
                                                                                        ------------
                                                                                          26,753,075
----------------------------------------------------------------------------------------------------
Electrical Equipment--0.8%
Kudelski SA(1)                                                             159,800         9,336,024
----------------------------------------------------------------------------------------------------
Toshiba Corp.                                                            1,642,000         5,637,876
                                                                                        ------------
                                                                                          14,973,900
----------------------------------------------------------------------------------------------------
Industrial Services--1.5%
Rentokil Initial plc                                                     7,087,900        28,471,414
----------------------------------------------------------------------------------------------------
Manufacturing--1.3%
Sanmina-SCI Corp.(1)                                                       301,300         5,995,870
----------------------------------------------------------------------------------------------------
Societe BIC SA                                                             558,537        19,077,247
                                                                                        ------------
                                                                                          25,073,117
----------------------------------------------------------------------------------------------------
Communication Services--2.3%
----------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--0.1%
Global Crossing Ltd.(1)                                                  2,433,200         2,043,888
----------------------------------------------------------------------------------------------------
Telephone Utilities--2.0%
Cable & Wireless plc(1)                                                  1,261,969         6,070,193
----------------------------------------------------------------------------------------------------
KDDI Corp.                                                                   3,913         7,314,856
----------------------------------------------------------------------------------------------------
SK Telecom Co. Ltd.                                                         25,380         5,178,409
----------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar), Preference              1,275,819,230        20,154,686
                                                                                        ------------
                                                                                          38,718,144
----------------------------------------------------------------------------------------------------
Telecommunications: Wireless--0.2%
Telesp Celular Participacoes SA, ADR                                       504,300         4,669,818
----------------------------------------------------------------------------------------------------
Consumer Cyclicals--14.8%
----------------------------------------------------------------------------------------------------
Autos & Housing--4.3%
Hanson plc                                                               2,853,600        19,685,834
----------------------------------------------------------------------------------------------------
Porsche AG, Preferred                                                      142,499        54,165,546
----------------------------------------------------------------------------------------------------
Valeo SA                                                                   233,900         9,330,252
                                                                                        ------------
                                                                                          83,181,632
----------------------------------------------------------------------------------------------------
Leisure & Entertainment--3.2%
Hasbro, Inc.                                                               438,800         7,121,724
----------------------------------------------------------------------------------------------------
Hilton Group plc                                                         3,250,000         9,980,405
----------------------------------------------------------------------------------------------------
International Game Technology(1)                                           151,600        10,354,280
----------------------------------------------------------------------------------------------------
P&O Princess Cruises plc                                                 2,686,518        15,639,833
----------------------------------------------------------------------------------------------------
Six Continents plc                                                       1,955,600        19,354,026
                                                                                        ------------
                                                                                          62,450,268

                     Oppenheimer Global Securities Fund/VA

Statement of Investments  (Continued)

                                                                                       Market Value
                                                                         Shares        See Note 1
---------------------------------------------------------------------------------------------------
Media--5.0%
AOL Time Warner, Inc.(1)                                                   618,000     $ 19,837,800
---------------------------------------------------------------------------------------------------
Pearson plc                                                                633,000        7,287,231
---------------------------------------------------------------------------------------------------
Reed International plc                                                   2,312,000       19,179,843
---------------------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                            1,748,000       20,637,097
---------------------------------------------------------------------------------------------------
Telewest Communications plc(1)                                           5,559,800        5,016,874
---------------------------------------------------------------------------------------------------
United Pan-Europe Communications NV, Cl. A(1)                            2,498,900        1,157,011
---------------------------------------------------------------------------------------------------
Wolters Kluwer NV                                                        1,042,639       23,766,164
                                                                                       ------------
                                                                                         96,882,020
---------------------------------------------------------------------------------------------------
Retail: Specialty--2.3%
Best Buy Co., Inc.(1)                                                      142,700       10,628,296
---------------------------------------------------------------------------------------------------
Boots Co. plc                                                            2,026,500       17,239,057
---------------------------------------------------------------------------------------------------
Circuit City Stores, Inc./Circuit City Group                               633,600       16,441,920
                                                                                       ------------
                                                                                         44,309,273
---------------------------------------------------------------------------------------------------
Consumer Staples--14.7%
----------------------------------------------------------------------------------------------------
Beverages--3.3%
Cadbury Schweppes plc                                                    5,553,751       35,403,230
---------------------------------------------------------------------------------------------------
Companhia de Bebidas das Americas, ADR                                     539,000       10,936,310
---------------------------------------------------------------------------------------------------
Fomento Economico Mexicano, SA de CV, UBD                                2,757,700        9,444,487
---------------------------------------------------------------------------------------------------
Grupo Modelo, SA de CV, Series C                                         3,708,000        8,311,000
                                                                                       ------------
                                                                                         64,095,027
---------------------------------------------------------------------------------------------------
Broadcasting--2.9%
Grupo Televisa SA, Sponsored GDR(1)                                        402,200       17,366,996
---------------------------------------------------------------------------------------------------
Sirius Satellite Radio, Inc.(1)                                            470,300        5,469,589
---------------------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                               4,617,832       20,015,994
---------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.(1)                                       687,100       12,615,156
                                                                                       ------------
                                                                                         55,467,735
---------------------------------------------------------------------------------------------------
Entertainment--2.6%
Liberty Media Corp., Cl. A(1)                                              308,600        4,320,400
---------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                          202,772       35,507,534
---------------------------------------------------------------------------------------------------
Zee Telefilms Ltd.                                                       4,605,600       10,663,941
                                                                                       ------------
                                                                                         50,491,875
---------------------------------------------------------------------------------------------------
Food--0.5%
Diageo plc(1)                                                              779,600        8,906,844
---------------------------------------------------------------------------------------------------
Household Goods--5.4%
Hindustan Lever Ltd.                                                     3,977,700       18,449,038
---------------------------------------------------------------------------------------------------
Reckitt Benckiser plc                                                    4,174,118       60,750,113
---------------------------------------------------------------------------------------------------
Wella AG, Preference, Non-Vtg.                                             461,800       23,807,711
                                                                                       ------------
                                                                                        103,006,862
---------------------------------------------------------------------------------------------------
Energy--4.5%
---------------------------------------------------------------------------------------------------
Oil: Domestic--1.0%
ChevronTexaco Corp.                                                        222,800       19,965,108

                      Oppenheimer Global Securities Fund/VA

Statement of Investments  (Continued)

                                                                                       Market Value
                                                                         Shares        See Note 1
---------------------------------------------------------------------------------------------------
Oil: International--3.5%
Alberta Energy Co. Ltd.                                                    233,300     $  8,793,874
---------------------------------------------------------------------------------------------------
BP plc, ADR                                                                471,688       21,938,209
---------------------------------------------------------------------------------------------------
Husky Energy, Inc.                                                       1,621,915       16,734,286
---------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                                       387,300       18,985,446
                                                                                       ------------
                                                                                         66,451,815
---------------------------------------------------------------------------------------------------
Financial--13.3%
---------------------------------------------------------------------------------------------------
Banks--5.5%
Australia & New Zealand Banking Group Ltd.                               3,347,200       30,514,505
---------------------------------------------------------------------------------------------------
Bank One Corp.                                                             910,200       35,543,310
---------------------------------------------------------------------------------------------------
Royal Bank of Scotland Group plc (The)                                     895,842       21,799,677
---------------------------------------------------------------------------------------------------
Wachovia Corp.                                                             580,500       18,204,480
                                                                                       ------------
                                                                                        106,061,972
---------------------------------------------------------------------------------------------------
Diversified Financial--5.3%
American Express Co.                                                       497,200       17,745,068
---------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                            187,766        9,478,428
---------------------------------------------------------------------------------------------------
Credit Saison Co. Ltd.                                                     663,000       12,899,817
---------------------------------------------------------------------------------------------------
Fannie Mae                                                                 510,000       40,545,000
---------------------------------------------------------------------------------------------------
ICICI Ltd., Sponsored ADR                                                1,371,000        8,198,580
---------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                             137,000        9,151,600
---------------------------------------------------------------------------------------------------
MBNA Corp.                                                                 123,800        4,357,760
                                                                                       ------------
                                                                                        102,376,253
---------------------------------------------------------------------------------------------------
Insurance--2.5%
ACE Ltd.                                                                   466,600       18,733,990
---------------------------------------------------------------------------------------------------
Axa SA(1)                                                                  361,400        7,552,424
---------------------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Cl. B(1)                                           4,520       11,413,000
---------------------------------------------------------------------------------------------------
Manulife Financial Corp.                                                   367,400        9,574,541
                                                                                       ------------
                                                                                         47,273,955
---------------------------------------------------------------------------------------------------
Healthcare--18.1%
---------------------------------------------------------------------------------------------------
Healthcare/Drugs--12.9%
American Home Products Corp.                                               438,600       26,912,496
---------------------------------------------------------------------------------------------------
Amgen, Inc.(1)                                                             508,900       28,722,316
---------------------------------------------------------------------------------------------------
AstraZeneca plc                                                            212,500        9,581,262
---------------------------------------------------------------------------------------------------
Eisai Co. Ltd.                                                             426,000       10,596,368
---------------------------------------------------------------------------------------------------
Elan Corp. plc, ADR(1)                                                     455,100       20,506,806
---------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.(1)                                                   289,240       19,008,853
---------------------------------------------------------------------------------------------------
Human Genome Sciences, Inc.(1)                                             222,400        7,499,328
---------------------------------------------------------------------------------------------------
Johnson & Johnson                                                          593,586       35,080,933
---------------------------------------------------------------------------------------------------
Novartis AG                                                                298,600       10,790,821
---------------------------------------------------------------------------------------------------
Oxford GlycoSciences plc(1)                                                426,612        4,035,792
---------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                               484,800       19,319,280
---------------------------------------------------------------------------------------------------
Protein Design Labs, Inc.(1)                                                50,100        1,643,280
---------------------------------------------------------------------------------------------------
QIAGEN NV(1)                                                               188,993        3,533,867
---------------------------------------------------------------------------------------------------
Sanofi-Synthelabo SA                                                       691,700       51,611,555
                                                                                       ------------
                                                                                        248,842,957

                     Oppenheimer Global Securities Fund/VA

Statement of Investments  (Continued)

                                                                                       Market Value
                                                                         Shares        See Note 1
---------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--5.2%
Affymetrix, Inc.(1)                                                        227,800     $  8,599,450
---------------------------------------------------------------------------------------------------
Amersham plc                                                               533,000        5,154,714
---------------------------------------------------------------------------------------------------
Applera Corp./Applied Biosystems Group                                     176,800        6,942,936
---------------------------------------------------------------------------------------------------
Essilor International SA                                                   175,000        5,290,089
---------------------------------------------------------------------------------------------------
Fresenius AG, Preference(1)                                                402,026       32,682,109
---------------------------------------------------------------------------------------------------
Laboratory Corp. of America Holdings, Inc.(1)                               45,100        3,646,335
---------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc.(1)                                               173,000        5,214,220
---------------------------------------------------------------------------------------------------
Quest Diagnostics, Inc.(1)                                                 134,300        9,630,653
---------------------------------------------------------------------------------------------------
Quintiles Transnational Corp.(1)                                         1,088,300       17,467,215
---------------------------------------------------------------------------------------------------
Smith & Nephew plc                                                         776,000        4,686,970
                                                                                       ------------
                                                                                         99,314,691
---------------------------------------------------------------------------------------------------
Technology--20.5%
---------------------------------------------------------------------------------------------------
Computer Hardware--1.9%
International Business Machines Corp.                                      204,000       24,675,840
---------------------------------------------------------------------------------------------------
Mentor Graphics Corp.(1)                                                   503,500       11,867,495
                                                                                       ------------
                                                                                         36,543,335
---------------------------------------------------------------------------------------------------
Computer Services--0.1%
Trend Micro, Inc.(1)                                                        72,000        1,703,037
---------------------------------------------------------------------------------------------------
Computer Software--11.3%
Amadeus Global Travel Distribution SA                                      822,297        4,744,483
---------------------------------------------------------------------------------------------------
Business Objects SA, Sponsored ADR(1)                                      109,100        3,687,580
---------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.(1)                                          4,075,400       89,332,768
---------------------------------------------------------------------------------------------------
Check Point Software Technologies Ltd.(1)                                  108,300        4,320,087
---------------------------------------------------------------------------------------------------
Electronic Arts, Inc.(1)                                                   775,500       46,491,225
---------------------------------------------------------------------------------------------------
Infosys Technologies Ltd.                                                  123,300       10,416,318
---------------------------------------------------------------------------------------------------
Konami Co. Ltd.                                                            124,000        3,680,452
---------------------------------------------------------------------------------------------------
Oracle Corp.(1)                                                            380,500        5,254,705
---------------------------------------------------------------------------------------------------
SAP AG                                                                      69,157        9,008,773
---------------------------------------------------------------------------------------------------
Siebel Systems, Inc.(1)                                                    142,400        3,984,352
---------------------------------------------------------------------------------------------------
Sybase, Inc.(1)                                                          1,160,500       18,289,480
---------------------------------------------------------------------------------------------------
Symantec Corp.(1)                                                           60,000        3,979,800
---------------------------------------------------------------------------------------------------
Synopsys, Inc.(1)                                                          245,000       14,472,150
                                                                                       ------------
                                                                                        217,662,173
---------------------------------------------------------------------------------------------------
Communications Equipment--2.0%
Nokia Corp., Sponsored ADR, A Shares                                       487,700       11,963,281
---------------------------------------------------------------------------------------------------
QUALCOMM, Inc.(1)                                                          104,200        5,262,100
---------------------------------------------------------------------------------------------------
Riverstone Networks, Inc.(1)                                               657,521       10,914,849
---------------------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                                   392,800        9,403,632
                                                                                       ------------
                                                                                         37,543,862

                      Oppenheimer Global Securities Fund/VA

Statement of Investments  (Continued)

                                                                                                          Market Value
                                                                                      Shares              See Note 1
------------------------------------------------------------------------------------------------------------------------
Electronics--5.2%
Altera Corp.(1)                                                                            196,900        $    4,178,218
------------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.(1)                                                                  94,600             3,793,460
------------------------------------------------------------------------------------------------------------------------
Hirose Electric Co.                                                                         96,420             6,569,744
------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                                181,200             5,698,740
------------------------------------------------------------------------------------------------------------------------
Keyence Corp.                                                                               28,700             4,771,654
------------------------------------------------------------------------------------------------------------------------
Kyocera Corp.                                                                              114,800             7,489,242
------------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                                          1,015,000            31,251,850
------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.(1)                                                                   93,200             3,676,740
------------------------------------------------------------------------------------------------------------------------
Sharp Corp.                                                                                150,000             1,754,540
------------------------------------------------------------------------------------------------------------------------
Sony Corp.                                                                                 285,000            13,025,713
------------------------------------------------------------------------------------------------------------------------
STMicroelectronics NV, NY Registered Shares                                                149,000             4,718,830
------------------------------------------------------------------------------------------------------------------------
Thomson Multimedia SA(1)                                                                   283,729             8,715,814
------------------------------------------------------------------------------------------------------------------------
Xilinx, Inc.(1)                                                                            138,500             5,408,425
                                                                                                          --------------
                                                                                                             101,052,970
------------------------------------------------------------------------------------------------------------------------
Transportation--1.1%
------------------------------------------------------------------------------------------------------------------------
Air Transportation--1.1%
Bombardier, Inc., Cl. B                                                                  2,102,200            21,729,186
------------------------------------------------------------------------------------------------------------------------
Utilities--0.2%
------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.2%
Hong Kong & China Gas Co. Ltd.                                                           3,224,000             3,948,396
                                                                                                          --------------
Total Common Stocks (Cost $1,735,605,587)                                                                  1,835,202,861
                                                                                      Principal
                                                                                      Amount
------------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes--0.1%
------------------------------------------------------------------------------------------------------------------------
Telewest Communications plc, 11% Sr. Disc. Debs., 10/1/07 (Cost $1,890,672)           $  2,392,000             1,734,200
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--5.9%
------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 1.45%, dated 12/31/01, to be repurchased at $113,642,154 on 1/2/02, collateralized by U.S. Treasury Nts.,
4.75%-7.875%, 2/28/02-11/15/08, with a value of $55,119,917 and U.S. Treasury Bonds,
7.25%-11.125%, 8/15/03-5/15/16, with a value of $60,930,962 (Cost $113,633,000)        113,633,000           113,633,000
------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,851,129,259)                                            101.3%        1,950,570,061
------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                         (1.3)          (24,212,898)
                                                                                      ------------        --------------
Net Assets                                                                                   100.0%       $1,926,357,163
                                                                                      ============        ==============

1. Non-income-producing security.

                     Oppenheimer Global Securities Fund/VA

Statement of Investments  (Continued)

-------------------------------------------------------------------------------
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification                                                 Market Value     Percent
---------------------------------------------------------------------------------------------------
United States                                                              $  885,440,404      45.5%
---------------------------------------------------------------------------------------------------
Great Britain                                                                 321,915,723      16.5
---------------------------------------------------------------------------------------------------
Germany                                                                       119,664,139       6.1
---------------------------------------------------------------------------------------------------
Japan                                                                         110,950,832       5.7
---------------------------------------------------------------------------------------------------
France                                                                        109,983,793       5.6
---------------------------------------------------------------------------------------------------
Canada                                                                         56,831,887       2.9
---------------------------------------------------------------------------------------------------
Brazil                                                                         52,756,654       2.7
---------------------------------------------------------------------------------------------------
India                                                                          47,727,877       2.4
---------------------------------------------------------------------------------------------------
The Netherlands                                                                47,442,487       2.4
---------------------------------------------------------------------------------------------------
Mexico                                                                         35,122,483       1.8
---------------------------------------------------------------------------------------------------
Australia                                                                      30,514,505       1.6
---------------------------------------------------------------------------------------------------
Hong Kong                                                                      23,964,391       1.2
---------------------------------------------------------------------------------------------------
Bermuda                                                                        20,777,878       1.1
---------------------------------------------------------------------------------------------------
Singapore                                                                      20,637,097       1.1
---------------------------------------------------------------------------------------------------
Ireland                                                                        20,506,806       1.1
---------------------------------------------------------------------------------------------------
Switzerland                                                                    20,126,845       1.0
---------------------------------------------------------------------------------------------------
Finland                                                                        11,963,281       0.6
---------------------------------------------------------------------------------------------------
Korea, Republic of (South)                                                      5,178,409       0.3
---------------------------------------------------------------------------------------------------
Spain                                                                           4,744,483       0.2
---------------------------------------------------------------------------------------------------
Israel                                                                          4,320,087       0.2
                                                                           --------------     -----
Total                                                                      $1,950,570,061     100.0%
                                                                           ==============     =====

See accompanying Notes to Financial Statements.

                     Oppenheimer Global Securities Fund/VA

Statement of Assets and Liabilities  December 31, 2001

==============================================================================================================

Assets
Investments, at value (cost $1,851,129,259)--see accompanying statement                         $1,950,570,061
--------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                    2,934
--------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                               2,613,704
Investments sold                                                                                     2,414,680
Shares of beneficial interest sold                                                                   1,272,671
Other                                                                                                   10,774
                                                                                                --------------
Total assets                                                                                     1,956,884,824
==============================================================================================================
Liabilities
Bank overdraft                                                                                           4,085
--------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                              26,947,367
Investments purchased                                                                                3,098,411
Shareholder reports                                                                                    195,550
Distribution and service plan fees                                                                       6,056
Trustees' compensation                                                                                   2,058
Transfer and shareholder servicing agent fees                                                              109
Other                                                                                                  274,025
                                                                                                --------------
Total liabilities                                                                                   30,527,661
==============================================================================================================
Net Assets                                                                                      $1,926,357,163
                                                                                                ==============
==============================================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                                      $       84,358
--------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                       1,887,764,686
--------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                                8,817,380
--------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and foreign currency transactions              (69,740,120)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of
assets and liabilities denominated in foreign currencies                                            99,430,859
                                                                                                --------------
Net Assets                                                                                      $1,926,357,163
                                                                                                ==============
==============================================================================================================
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $1,905,889,703 and 83,459,771 shares of beneficial interest outstanding)                  $22.84
--------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $20,467,460 and 898,517 shares of beneficial interest outstanding)                        $22.78

See accompanying Notes to Financial Statements.

                     Oppenheimer Global Securities Fund/VA

Statement of Operations  For the Year Ended December 31, 2001

===========================================================================================================

Investment Income
Dividends (net of foreign withholding taxes of $1,870,591)                                    $  23,341,393
-----------------------------------------------------------------------------------------------------------
Interest                                                                                          3,541,151
                                                                                              -------------
Total income                                                                                     26,882,544
===========================================================================================================
Expenses
Management fees                                                                                  12,404,364
-----------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                       12,673
-----------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                 427,268
-----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                         375,464
-----------------------------------------------------------------------------------------------------------
Foreign capital gains taxes                                                                         100,090
-----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                28,261
-----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                        12,920
-----------------------------------------------------------------------------------------------------------
Other                                                                                               141,381
                                                                                              -------------
Total expenses                                                                                   13,502,421
Less reduction to custodian expenses                                                                (64,857)
                                                                                              -------------
Net expenses                                                                                     13,437,564
===========================================================================================================
Net Investment Income                                                                            13,444,980
===========================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                                     (19,092,380)
Foreign currency transactions                                                                   (38,623,136)
                                                                                              -------------
Net realized gain (loss)                                                                        (57,715,516)

-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                    (197,410,342)
Translation of assets and liabilities denominated in foreign currencies                         (16,538,149)
                                                                                              -------------
Net change                                                                                     (213,948,491)
                                                                                              -------------
Net realized and unrealized gain (loss)                                                        (271,664,007)
===========================================================================================================
Net Decrease in Net Assets Resulting from Operations                                          $(258,219,027)
                                                                                              =============

See accompanying Notes to Financial Statements.

                     Oppenheimer Global Securities Fund/VA

Statements of Changes in Net Assets

                                                                                         Year Ended December 31,
                                                                                         2001                2000

===========================================================================================================================
Operations
Net investment income (loss)                                                             $   13,444,980      $   17,605,847
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                    (57,715,516)        293,550,064
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                       (213,948,491)       (230,065,734)
                                                                                         --------------      --------------
Net increase (decrease) in net assets resulting from operations                            (258,219,027)         81,090,177
===========================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                                          (13,806,412)         (5,277,960)
Service shares                                                                                  (14,765)                 --
---------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                         (255,967,620)       (295,007,742)
Service shares                                                                                 (277,910)                 --
===========================================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                                          297,559,831         593,246,617
Service shares                                                                               19,680,174             985,348
===========================================================================================================================
Net Assets
Total increase (decrease)                                                                  (211,045,729)        375,036,440
---------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       2,137,402,892       1,762,366,452
                                                                                         --------------      --------------
End of period [including undistributed (overdistributed) net investment
income of $8,817,380 and $10,634,620, respectively]                                      $1,926,357,163      $2,137,402,892
                                                                                         ==============      ==============

See accompanying Notes to Financial Statements.

                     Oppenheimer Global Securities Fund/VA

Financial Highlights

                                                 Year Ended December 31,
Non-Service shares                               2001         2000         1999         1998         1997
=============================================================================================================

Per Share Operating Data
Net asset value, beginning of period                 $30.33       $33.41       $22.07       $21.37     $17.67
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .17          .27          .14          .24        .25
Net realized and unrealized gain (loss)               (3.85)        1.82        12.21         2.64       3.68
-------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations        (3.68)        2.09        12.35         2.88       3.93
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.19)        (.09)        (.14)        (.46)      (.23)
Dividends in excess of net investment income             --           --         (.13)          --         --
Distributions from net realized gain                  (3.62)       (5.08)        (.74)       (1.72)        --
-------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (3.81)       (5.17)       (1.01)       (2.18)      (.23)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $22.84       $30.33       $33.41       $22.07     $21.37
                                                     ======       ======       ======       ======     ======
=============================================================================================================
Total Return, at Net Asset Value(1)                  (12.04)%       5.09%       58.48%       14.11%     22.42%
=============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $1,905,890   $2,136,420   $1,762,366   $1,135,029   $959,110
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $1,918,335   $2,116,100   $1,251,190   $1,055,123   $802,389
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.70%        0.83%        0.57%        1.22%      1.51%
Expenses                                               0.70%        0.68%        0.69%        0.74%(3)   0.76%(3)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  39%          50%          64%          81%        67%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                     Oppenheimer Global Securities Fund/VA

Financial Highlights  (Continued)

                                                                               Year Ended December 31,
Service shares                                                                        2001        2000(1)
========================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                                  $30.30      $32.65
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                    .21         .03
Net realized and unrealized gain (loss)                                                (3.92)      (2.38)
--------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                                         (3.71)      (2.35)
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                    (.19)         --
Distributions from net realized gain                                                   (3.62)         --
--------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                                   (3.81)         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $22.78      $30.30
                                                                                      ======      ======
========================================================================================================
Total Return, at Net Asset Value(2)                                                   (12.17)%     (7.20)%
========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                             $20,467        $983
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                    $ 8,502        $325
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                                   0.44%       0.60%
Expenses                                                                                0.85%       0.83%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   39%         50%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                     Oppenheimer Global Securities Fund/VA

Notes to Financial Statements

===============================================================================
1. Significant Accounting Policies

Oppenheimer Global Securities Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                     Oppenheimer Global Securities Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                            Expiring
                            -------------------------
                            2009       $47,254,011

As of December 31, 2001, the Fund had approximately $17,171,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately
$100,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,441,043. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                     Oppenheimer Global Securities Fund/VA

Notes to Financial Statements  (Continued)
===============================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                   Year Ended December 31, 2001       Year Ended December 31, 2000(1)
                                                   -----------------------------      -------------------------------
                                                   Shares         Amount              Shares           Amount
---------------------------------------------------------------------------------------------------------------------
Non-Service shares
Sold                                                71,467,613    $ 1,685,381,975      31,916,672      $1,031,681,412
Dividends and/or distributions reinvested           11,900,045        269,774,032       9,160,638         300,285,702
Redeemed                                           (70,355,513)    (1,657,596,176)    (23,375,044)       (738,720,497)
                                                   -----------    ---------------     -----------      --------------
Net increase (decrease)                             13,012,145    $   297,559,831      17,702,266      $  593,246,617
                                                   ===========    ===============     ===========      ==============

Service shares
Sold                                                 1,048,232    $    23,626,500          32,826      $      997,223
Dividends and/or distributions reinvested               12,927            292,675              --                  --
Redeemed                                              (195,068)        (4,239,001)           (400)            (11,875)
                                                   -----------    ---------------     -----------      --------------
Net increase (decrease)                                866,091    $    19,680,174          32,426      $      985,348
                                                   ===========    ===============     ===========      ==============

1. For the year ended December 31, 2000, for Non-Service shares and for the period from July 13, 2000 (inception of offering) to December 31, 2000, for Service shares.
===============================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$847,378,666 and $718,833,619, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,857,100,659 was:

      Gross unrealized appreciation                    $ 284,145,976
      Gross unrealized depreciation                     (190,676,574)
                                                       -------------
      Net unrealized appreciation (depreciation)       $  93,469,402
                                                       =============

                     Oppenheimer Global Securities Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and
0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.64%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The
Fund pays OFS an agreed-upon per-account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Fund is subject to the minimum fee in the event that the per-account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.
===============================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2001, the Fund had outstanding foreign currency contracts as follows:

                                   Expiration        Contract       Valuation as of      Unrealized
Contract Description               Date              Amount (000s)  December 31, 2001    Appreciation
-----------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------

British Pound Sterling (GBP)       1/2/02            367 GBP        $533,727                   $2,934

Independent Auditors' Report

===============================================================================
The Board of Trustees and Shareholders of Oppenheimer Multiple Strategies
Fund/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Multiple Strategies Fund/VA (which is a series of Oppenheimer
Variable Account Funds), including the statement of investments, as of
December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multiple Strategies Fund/VA results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

Statement of Investments  December 31, 2001

                                                                    Market Value
                                                        Shares      See Note 1
=================================================================================
Common Stocks--51.4%
---------------------------------------------------------------------------------
Basic Materials--4.4%
---------------------------------------------------------------------------------
Chemicals--2.3%
Bayer AG, Sponsored ADR                                   8,000       $   249,200
---------------------------------------------------------------------------------
Cabot Corp.                                              30,000         1,071,000
---------------------------------------------------------------------------------
Dow Chemical Co.(1)                                      32,000         1,080,960
---------------------------------------------------------------------------------
Engelhard Corp.                                          97,000         2,684,960
---------------------------------------------------------------------------------
Ferro Corp.                                              88,000         2,270,400
---------------------------------------------------------------------------------
Goodrich Corp.(1)                                        40,600         1,080,772
---------------------------------------------------------------------------------
Hercules, Inc.(2)                                       142,000         1,420,000
---------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.                 64,000         1,901,440
---------------------------------------------------------------------------------
Praxair, Inc.(1)                                         36,000         1,989,000
                                                                      -----------
                                                                       13,747,732
---------------------------------------------------------------------------------
Metals--1.0%
Alcoa, Inc.(1)                                           39,000         1,386,450
---------------------------------------------------------------------------------
Companhia Vale do Rio Doce, Sponsored ADR                68,800         1,624,368
---------------------------------------------------------------------------------
Inco Ltd.(2)                                             63,000         1,067,220
---------------------------------------------------------------------------------
UCAR International, Inc.(2)                             189,000         2,022,300
                                                                      -----------
                                                                        6,100,338
---------------------------------------------------------------------------------
Paper--1.1%
Georgia-Pacific Corp.(1)                                 92,000         2,540,120
---------------------------------------------------------------------------------
Sappi Ltd., Sponsored ADR(2)                             90,500           927,625
---------------------------------------------------------------------------------
Sonoco Products Co.                                      80,000         2,126,400
---------------------------------------------------------------------------------
UPM-Kymmene Oyj                                          34,000         1,127,692
                                                                      -----------
                                                                        6,721,837
---------------------------------------------------------------------------------
Capital Goods--3.8%
---------------------------------------------------------------------------------
Aerospace/Defense--0.2%
Boeing Co.(1)                                            33,000         1,279,740
---------------------------------------------------------------------------------
Industrial Services--0.9%
Canon, Inc.                                              48,000         1,651,763
---------------------------------------------------------------------------------
Pittston Brink's Group                                   79,000         1,745,900
---------------------------------------------------------------------------------
Reynolds & Reynolds Co., Cl. A                           30,900           749,325
---------------------------------------------------------------------------------
Service Corp. International(2)                          235,000         1,172,650
                                                                      -----------
                                                                        5,319,638
---------------------------------------------------------------------------------
Manufacturing--2.7%
Coherent, Inc.(1)(2)                                     11,000           340,120
---------------------------------------------------------------------------------
Gaylord Container Corp., Cl. A(2)                         9,232             9,324
---------------------------------------------------------------------------------
Komatsu Ltd.                                            196,000           701,389
---------------------------------------------------------------------------------
Millipore Corp.(1)                                       26,000         1,578,200
---------------------------------------------------------------------------------
Morgan Crucible Co. plc                                 321,800           894,544
---------------------------------------------------------------------------------
Pall Corp.                                               66,000         1,587,960
---------------------------------------------------------------------------------
Titan Corp. (The)(1)(2)                                 134,000         3,343,300
---------------------------------------------------------------------------------
Tyco International Ltd.(1)                              130,000         7,657,000
                                                                      -----------
                                                                       16,111,837

                       Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                                    Market Value
                                                         Shares     See Note 1
---------------------------------------------------------------------------------

Communication Services--2.5%
---------------------------------------------------------------------------------
Telecommunications: Long Distance--0.8%
Allegiance Telecom, Inc.(2)                             170,000     $   1,409,300
---------------------------------------------------------------------------------
Brocade Communications Systems, Inc.(1)(2)               47,000         1,556,640
---------------------------------------------------------------------------------
NTL, Inc.(2)                                             85,000            79,900
---------------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group(2)                        137,000         1,928,960
                                                                    -------------
                                                                        4,974,800
---------------------------------------------------------------------------------
Telephone Utilities--0.6%
SBC Communications, Inc.                                 75,000         2,937,750
---------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar)          26,283,402           346,957
---------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar),
Preference                                            3,077,585            48,618
---------------------------------------------------------------------------------
Telefonica SA, BDR                                       15,632           226,649
                                                                    -------------
                                                                        3,559,974
---------------------------------------------------------------------------------
Telecommunications: Wireless--1.1%
AT&T Wireless Services, Inc.(2)                         224,000         3,218,880
---------------------------------------------------------------------------------
Dobson Communications Corp., Cl. A(2)                    55,000           469,700
---------------------------------------------------------------------------------
Millicom International Cellular SA(2)                   198,200         2,408,130
---------------------------------------------------------------------------------
Telesp Celular Participacoes SA                      49,153,261           157,427
                                                                    -------------
                                                                        6,254,137
---------------------------------------------------------------------------------
Consumer Cyclicals--4.9%
---------------------------------------------------------------------------------
Autos & Housing--0.6%
Borg-Warner Automotive, Inc.                             22,000         1,149,500
---------------------------------------------------------------------------------
Delphi Automotive Systems Corp.                          70,000           956,200
---------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA(2)(3)            323,901           236,448
---------------------------------------------------------------------------------
Lear Corp.(2)                                            21,000           800,940
---------------------------------------------------------------------------------
Wolverine Tube, Inc.(2)                                  61,900           702,565
                                                                    -------------
                                                                        3,845,653
---------------------------------------------------------------------------------
Leisure & Entertainment--1.6%
Bally Total Fitness Holding Corp.(2)                     44,000           948,640
---------------------------------------------------------------------------------
Callaway Golf Co.                                       121,000         2,317,150
---------------------------------------------------------------------------------
Hasbro, Inc.                                             90,000         1,460,700
---------------------------------------------------------------------------------
Mattel, Inc.                                            145,000         2,494,004
---------------------------------------------------------------------------------
MGM Mirage, Inc.(1)(2)                                   33,000           952,710
---------------------------------------------------------------------------------
Shimano, Inc.                                           100,000         1,136,884
                                                                    -------------
                                                                        9,310,088
---------------------------------------------------------------------------------
Media--0.7%
AOL Time Warner, Inc.(1)(2)                              24,000           770,400
---------------------------------------------------------------------------------
Donnelley (R.R.) & Sons Co.(1)                           27,000           801,630
---------------------------------------------------------------------------------
Reed International plc                                  180,000         1,493,240
---------------------------------------------------------------------------------
SCMP Group Ltd.                                       1,608,000         1,010,426
                                                                    -------------
                                                                        4,075,696

                      Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                                     Market Value
                                                         Shares      See Note 1
---------------------------------------------------------------------------------
Retail: General--0.3%
Federated Department Stores, Inc.(1)(2)                  42,100     $   1,721,890
---------------------------------------------------------------------------------
Retail: Specialty--1.4%
Borders Group, Inc.(2)                                  110,000         2,182,400
---------------------------------------------------------------------------------
Children's Place Retail Stores, Inc.(1)(2)               27,500           746,625
---------------------------------------------------------------------------------
Gap, Inc.(1)                                             80,000         1,115,200
---------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(2)                           45,000           929,250
---------------------------------------------------------------------------------
Nike, Inc., Cl. B(1)                                     26,000         1,462,240
---------------------------------------------------------------------------------
Talbots, Inc. (The)(1)                                   30,000         1,087,500
---------------------------------------------------------------------------------
Tiffany & Co.                                            31,000           975,570
                                                                    -------------
                                                                        8,498,785
---------------------------------------------------------------------------------
Textile, Apparel & Home Furnishings--0.3%
Jones Apparel Group, Inc.(1)(2)                          47,000         1,558,990
---------------------------------------------------------------------------------
Consumer Staples--5.4%
---------------------------------------------------------------------------------
Broadcasting--0.9%
Cox Radio, Inc., Cl. A(2)                                48,300         1,230,684
---------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A(1)(2)               73,000         2,005,310
---------------------------------------------------------------------------------
Emmis Communications Corp., Cl. A(2)                     48,000         1,134,720
---------------------------------------------------------------------------------
SES Global, FDR                                          80,000           872,592
                                                                    -------------
                                                                        5,243,306
---------------------------------------------------------------------------------
Entertainment--2.3%
Brinker International, Inc.(1)(2)                        78,000         2,321,280
---------------------------------------------------------------------------------
News Corp. Ltd. (The), Sponsored ADR, Preference         56,000         1,481,760
---------------------------------------------------------------------------------
Nintendo Co. Ltd.                                        10,000         1,751,106
---------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1)(2)                            6,500           222,625
---------------------------------------------------------------------------------
Viacom, Inc., Cl. B(1)(2)                               185,000         8,167,750
                                                                    -------------
                                                                       13,944,521
---------------------------------------------------------------------------------
Food--0.9%
ConAgra Foods, Inc.                                      78,000         1,854,060
---------------------------------------------------------------------------------
SureBeam Corp., Cl. A(2)                                 51,000           533,970
---------------------------------------------------------------------------------
Tyson Foods, Inc., Cl. A                                151,000         1,744,050
---------------------------------------------------------------------------------
Unilever NV, NY Shares                                   24,000         1,382,640
                                                                    -------------
                                                                        5,514,720
---------------------------------------------------------------------------------
Food & Drug Retailers--0.1%
Companhia Brasileira de Distribuicao Grupo Pao de
Acucar, Sponsored ADR                                    14,000           308,000
---------------------------------------------------------------------------------
Household Goods--0.5%
Wella AG                                                 55,900         2,697,716
---------------------------------------------------------------------------------
Wella AG, Preference, Non-Vtg.                            5,200           268,082
                                                                    -------------
                                                                        2,965,798
---------------------------------------------------------------------------------
Tobacco--0.7%
Philip Morris Cos., Inc.                                 85,000         3,897,250

                       Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                                     Market Value
                                                         Shares      See Note 1
---------------------------------------------------------------------------------
Energy--4.8%
---------------------------------------------------------------------------------
Energy Services--1.7%
Active Power, Inc.(2)                                    89,000     $     605,200
---------------------------------------------------------------------------------
Cooper Cameron Corp.(1)(2)                               36,000         1,452,960
---------------------------------------------------------------------------------
Core Laboratories NV(2)                                 128,800         1,805,776
---------------------------------------------------------------------------------
Houston Exploration Co.(2)                               34,000         1,141,720
---------------------------------------------------------------------------------
Noble Drilling Corp.(1)(2)                               60,600         2,062,824
---------------------------------------------------------------------------------
Petroleum Geo-Services ASA, Sponsored ADR(2)            177,000         1,408,920
---------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.(1)                          40,000         1,352,800
                                                                    -------------
                                                                        9,830,200
---------------------------------------------------------------------------------
Oil: Domestic--2.3%
Devon Energy Corp.(1)                                    50,000         1,932,500
---------------------------------------------------------------------------------
Exxon Mobil Corp.                                        66,000         2,593,800
---------------------------------------------------------------------------------
GlobalSantaFe Corp.(1)                                   65,000         1,853,800
---------------------------------------------------------------------------------
Murphy Oil Corp.(1)                                      12,600         1,058,904
---------------------------------------------------------------------------------
Ocean Energy, Inc.                                       40,000           768,000
---------------------------------------------------------------------------------
Unocal Corp.                                            130,000         4,689,100
---------------------------------------------------------------------------------
Westport Resources Corp.(2)                              50,000           867,500
                                                                    -------------
                                                                       13,763,604
---------------------------------------------------------------------------------
Oil: International--0.8%
Petroleo Brasileiro SA, Preference                       33,300           737,198
---------------------------------------------------------------------------------
Talisman Energy, Inc.                                    64,000         2,425,609
---------------------------------------------------------------------------------
TotalFinaElf SA, B Shares                                 1,700           242,794
---------------------------------------------------------------------------------
TotalFinaElf SA, Sponsored ADR                           17,100         1,201,104
                                                                    -------------
                                                                        4,606,705
---------------------------------------------------------------------------------
Financial--6.7%
---------------------------------------------------------------------------------
Banks--4.3%
ABN Amro Holding NV                                      62,700         1,009,930
---------------------------------------------------------------------------------
Bank of America Corp.(1)                                134,000         8,435,300
---------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                         41,000         1,672,800
---------------------------------------------------------------------------------
BBVA Banco Frances SA(3)                                 95,000           280,250
---------------------------------------------------------------------------------
J.P. Morgan Chase & Co.(1)                              230,000         8,360,500
---------------------------------------------------------------------------------
U.S. Bancorp                                             69,000         1,444,170
---------------------------------------------------------------------------------
UBS AG(2)                                                25,050         1,264,344
---------------------------------------------------------------------------------
UniCredito Italiano SpA                                 414,000         1,662,501
---------------------------------------------------------------------------------
Zions Bancorp(1)                                         22,000         1,156,760
                                                                    -------------
                                                                       25,286,555
---------------------------------------------------------------------------------
Diversified Financial--0.2%
ICICI Ltd., Sponsored ADR                                35,500           212,290
---------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.(1)                      14,800           827,912
                                                                    -------------
                                                                        1,040,202
---------------------------------------------------------------------------------
Insurance--0.3%
Hartford Financial Services Group, Inc.                  20,000         1,256,600
---------------------------------------------------------------------------------
Zurich Financial Services AG                              2,400           563,031
                                                                    -------------
                                                                        1,819,631

                      Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                                    Market Value
                                                        Shares      See Note 1
---------------------------------------------------------------------------------

Real Estate Investment Trusts--1.5%
Camden Property Trust                                    28,000       $ 1,027,600
---------------------------------------------------------------------------------
CarrAmerica Realty Corp.                                 33,000           993,300
---------------------------------------------------------------------------------
Developers Diversified Realty Corp.                     100,000         1,910,000
---------------------------------------------------------------------------------
Equity Office Properties Trust                           46,000         1,383,680
---------------------------------------------------------------------------------
Host Marriott Corp.                                     270,000         2,430,000
---------------------------------------------------------------------------------
Shurgard Storage Centers, Inc.                           44,000         1,408,000
                                                                      -----------
                                                                        9,152,580
---------------------------------------------------------------------------------
Savings & Loans--0.4%
Washington Mutual, Inc.                                  70,000         2,289,000
---------------------------------------------------------------------------------
Healthcare--5.7%
---------------------------------------------------------------------------------
Healthcare/Drugs--4.4%
Abbott Laboratories                                      34,500         1,923,375
---------------------------------------------------------------------------------
American Home Products Corp.(1)                          41,000         2,515,760
---------------------------------------------------------------------------------
Anthem, Inc.(2)                                          23,400         1,158,300
---------------------------------------------------------------------------------
AstraZeneca plc                                          38,000         1,742,471
---------------------------------------------------------------------------------
Biogen, Inc.(1)(2)                                       19,600         1,124,060
---------------------------------------------------------------------------------
GlaxoSmithKline plc, ADR                                 32,433         1,615,812
---------------------------------------------------------------------------------
Human Genome Sciences, Inc.(1)(2)                        12,400           418,128
---------------------------------------------------------------------------------
Humana, Inc.(2)                                          82,000           966,780
---------------------------------------------------------------------------------
Johnson & Johnson(1)                                     75,000         4,432,500
---------------------------------------------------------------------------------
Merck & Co., Inc.                                        40,000         2,352,000
---------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(2)                      35,000           857,850
---------------------------------------------------------------------------------
Novartis AG                                              74,800         2,703,126
---------------------------------------------------------------------------------
Pliva d.d., GDR(4)                                       20,000           207,000
---------------------------------------------------------------------------------
Schering-Plough Corp.                                    57,000         2,041,170
---------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(1)(2)                       56,600         1,776,674
                                                                      -----------
                                                                       25,835,006
---------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.3%
Affymetrix, Inc.(1)(2)                                   41,000         1,547,750
---------------------------------------------------------------------------------
Boston Scientific Corp.(1)(2)                            85,000         2,050,200
---------------------------------------------------------------------------------
Covance, Inc.(1)(2)                                     125,500         2,848,850
---------------------------------------------------------------------------------
Quintiles Transnational Corp.(1)(2)                      88,000         1,412,400
                                                                      -----------
                                                                        7,859,200
---------------------------------------------------------------------------------
Technology--10.4%
---------------------------------------------------------------------------------
Computer Hardware--3.0%
EMC Corp.(2)                                             40,000           537,600
---------------------------------------------------------------------------------
International Business Machines Corp.(1)                124,000        14,999,040
---------------------------------------------------------------------------------
Juniper Networks, Inc.(1)(2)                             64,000         1,212,800
---------------------------------------------------------------------------------
Stratos Lightwave, Inc.(2)                               25,000           153,750
---------------------------------------------------------------------------------
Sun Microsystems, Inc.(2)                                81,000           996,300
                                                                      -----------
                                                                       17,899,490
---------------------------------------------------------------------------------
Computer Services--0.0%
Palm, Inc.(2)                                            10,500            40,740

                       Oppenheimer Multiple Strategies Fund/VA                9

Statement of Investments  (Continued)

                                                                    Market Value
                                                        Shares      See Note 1
---------------------------------------------------------------------------------

Computer Software--1.8%
Computer Associates International, Inc.(1)               33,000       $ 1,138,170
---------------------------------------------------------------------------------
i2 Technologies, Inc.(2)                                138,000         1,090,200
---------------------------------------------------------------------------------
Intuit, Inc.(1)(2)                                       13,100           560,418
---------------------------------------------------------------------------------
Oracle Corp.(2)                                          55,000           759,550
---------------------------------------------------------------------------------
Peoplesoft, Inc.(1)(2)                                   67,000         2,693,400
---------------------------------------------------------------------------------
Red Hat, Inc.(2)                                         93,000           660,300
---------------------------------------------------------------------------------
Synopsys, Inc.(1)(2)                                     35,000         2,067,450
---------------------------------------------------------------------------------
Veritas Software Corp.(1)(2)                             14,000           627,620
---------------------------------------------------------------------------------
Yahoo!, Inc.(1)(2)                                       49,000           869,260
                                                                      -----------
                                                                       10,466,368
---------------------------------------------------------------------------------
Communications Equipment--0.5%
Cisco Systems, Inc.(2)                                   73,000         1,322,030
---------------------------------------------------------------------------------
L.M. Ericsson Telephone Co., ADR, Cl. B                 210,000         1,096,200
---------------------------------------------------------------------------------
Nortel Networks Corp.                                   100,000           750,000
                                                                      -----------
                                                                        3,168,230
---------------------------------------------------------------------------------
Electronics--5.1%
Analog Devices, Inc.(1)(2)                               63,000         2,796,570
---------------------------------------------------------------------------------
Applied Micro Circuits Corp.(1)(2)                       67,000           758,440
---------------------------------------------------------------------------------
ASML Holding NV(2)                                       70,000         1,193,500
---------------------------------------------------------------------------------
Cognex Corp.(2)                                          73,000         1,869,530
---------------------------------------------------------------------------------
General Motors Corp., Cl. H(2)                           42,000           648,900
---------------------------------------------------------------------------------
Intel Corp.(1)                                          199,000         6,258,550
---------------------------------------------------------------------------------
International Rectifier Corp.(1)(2)                      17,000           592,960
---------------------------------------------------------------------------------
JDS Uniphase Corp.(2)                                    95,000           824,600
---------------------------------------------------------------------------------
Keyence Corp.                                             8,360         1,389,931
---------------------------------------------------------------------------------
KLA-Tencor Corp.(2)                                      48,000         2,378,880
---------------------------------------------------------------------------------
Lam Research Corp.(2)                                    81,000         1,880,820
---------------------------------------------------------------------------------
National Semiconductor Corp.(1)(2)                       64,000         1,970,560
---------------------------------------------------------------------------------
Sony Corp.                                               13,000           594,155
---------------------------------------------------------------------------------
Sony Corp., Sponsored ADR                                 6,000           270,600
---------------------------------------------------------------------------------
STMicroelectronics NV, NY Registered Shares(1)           64,000         2,026,880
---------------------------------------------------------------------------------
Teradyne, Inc.(1)(2)                                     94,000         2,833,160
---------------------------------------------------------------------------------
Waters Corp.(1)(2)                                       44,000         1,705,000
                                                                      -----------
                                                                       29,993,036
---------------------------------------------------------------------------------
Transportation--1.1%
---------------------------------------------------------------------------------
Air Transportation--0.2%
Delta Air Lines, Inc.                                    18,000           526,680
---------------------------------------------------------------------------------
Singapore Airlines Ltd.                                 116,000           691,037
                                                                      -----------
                                                                        1,217,717
---------------------------------------------------------------------------------
Railroads & Truckers--0.6%
Burlington Northern Santa Fe Corp.                       56,000         1,597,680
---------------------------------------------------------------------------------
Swift Transportation Co., Inc.(1)(2)                     90,000         1,935,900
                                                                      -----------
                                                                        3,533,580

                     Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                                    Market Value
                                                      Shares        See Note 1
---------------------------------------------------------------------------------
Shipping--0.3%
United Parcel Service, Inc., Cl. B(1)                       34,000   $  1,853,000
---------------------------------------------------------------------------------
Utilities--1.7%
---------------------------------------------------------------------------------
Electric Utilities--1.2%
Edison International(2)                                     45,300        684,030
---------------------------------------------------------------------------------
Energy East Corp.                                           65,000      1,234,350
---------------------------------------------------------------------------------
Northeast Utilities Co.                                     86,000      1,516,180
---------------------------------------------------------------------------------
NorthWestern Corp.                                          57,000      1,199,850
---------------------------------------------------------------------------------
Progress Energy, Inc.                                       28,000      1,260,840
---------------------------------------------------------------------------------
Xcel Energy, Inc.                                           43,000      1,192,820
                                                                     ------------
                                                                        7,088,070
---------------------------------------------------------------------------------
Gas Utilities--0.5%
Dynegy, Inc.(1)                                             30,000        765,000
---------------------------------------------------------------------------------
El Paso Corp.(1)                                            16,000        713,760
---------------------------------------------------------------------------------
Enron Corp.                                                245,000        147,000
---------------------------------------------------------------------------------
NiSource, Inc.                                              54,000      1,245,240
                                                                     ------------
                                                                        2,871,000
                                                                     ------------
Total Common Stocks (Cost $242,321,711)                               304,568,644
=================================================================================
Preferred Stocks--0.6%
---------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv.(4)                            63,000      1,866,375
---------------------------------------------------------------------------------
Rouse Co. (The), $3.00 Cv., Series B                        23,000      1,000,500
---------------------------------------------------------------------------------
Sovereign Capital Trust II, 7.50% Cv.
Preferred Income Equity Redeemable Stock,
Units (each unit consists of one preferred
plus one warrant to purchase 5.3355
shares of Sovereign Bancorp common stock)(5)                12,500        875,000
                                                                     ------------
Total Preferred Stocks (Cost $4,740,578)                                3,741,875
                                                      Units
=================================================================================
Rights, Warrants and Certificates--0.0%
---------------------------------------------------------------------------------
Applera Corp./Applied Biosystems Group, Cl. G Wts.,
Exp.9/11/03(2)(3)                                              249          3,735
---------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp. 4/1/08(2)(3)       1,000            375
---------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09(2)(3)                   2,592            259
---------------------------------------------------------------------------------
Mexico Value Rts., Exp.6/30/03(2)                        4,450,000          1,214
---------------------------------------------------------------------------------
Terex Corp. Rts., Exp. 5/15/02(2)(3)                         4,000         70,660
                                                                     ------------
Total Rights, Warrants and Certificates
(Cost $38,888)                                                             76,243
                                                      Principal
                                                      Amount
=================================================================================
Mortgage-Backed Obligations--5.4%
---------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mtg. Pass-Through
Certificates, 7%,5/1/29                               $  3,324,595      3,396,008
---------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed Security:
Series 203, Cl. IO, 17.13%, 6/15/29(6)                  11,818,643      3,098,700
Series 204, Cl. IO, 11.08%, 5/15/29(6)                  10,960,619      2,866,887
---------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 5/1/16                                             18,775,107      18,855,090
6.50%, 11/1/27                                          2,854,692       2,865,455
---------------------------------------------------------------------------------
Government National Mortgage Assn., 8%, 4/15/23         1,059,389       1,124,584
                                                                     ------------
Total Mortgage-Backed Obligations (Cost $30,879,542)                   32,206,724

                       Oppenheimer Multiple Strategies Fund/VA               11

Statement of Investments  (Continued)

                                                   Principal         Market Value
                                                   Amount            See Note 1
=================================================================================

U.S. Government Obligations--13.0%
---------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                        $    575,000     $     592,789
7.50%, 11/15/16                                       1,310,000         1,549,536
8.875%, 8/15/17                                       2,900,000         3,850,658
STRIPS, 6.30%, 8/15/25(7)                            10,965,000         2,732,182
STRIPS, 6.54%, 8/15/15(7)                             6,035,000         2,718,822
STRIPS, 7.10%, 11/15/18(7)                           13,600,000         4,942,566
STRIPS, 7.26%, 11/15/18(7)                            8,500,000         3,089,104
STRIPS, 7.31%, 8/15/19(7)                            15,300,000         5,306,667
---------------------------------------------------------------------------------
U.S. Treasury Nts.:
3.50%, 11/15/06                                       5,000,000         4,821,485
5%, 8/15/11                                           5,000,000         4,989,065
5.75%, 8/15/03                                        3,300,000         3,458,169
5.875%, 9/30/02                                      15,000,000        15,448,830
6.125%, 8/15/07                                       3,500,000         3,766,879
6.25%, 2/15/07                                        8,800,000         9,510,882
6.375%, 8/15/02                                       5,000,000         5,143,950
6.50%, 8/15/05-10/15/06                               4,655,000         5,065,542
                                                                    -------------
Total U.S. Government Obligations (Cost $72,114,208)                   76,987,126
=================================================================================
Foreign Government Obligations--12.0%
---------------------------------------------------------------------------------
Argentina--1.0%
Argentina (Republic of) Nts., 14.25%, 11/30/02(9)     13,125,000         5,020,312
---------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 6%, 3/31/23(9)      1,665,000           718,031
                                                                    -------------
                                                                        5,738,343
---------------------------------------------------------------------------------
Australia--0.4%
New South Wales Treasury Corp. Gtd. Bonds,
7%, 4/1/04(AUD)                                       3,160,000         1,683,915
---------------------------------------------------------------------------------
Queensland Treasury Corp. Global Exchangeable
Gtd. Nts., 10.50%, 5/15/03(AUD)                       1,800,000           994,142
                                                                    -------------
                                                                        2,678,057
---------------------------------------------------------------------------------
Brazil--4.9%
Brazil (Federal Republic of) Debt
Capitalization Bonds, Series 20 yr., 8%, 4/15/14     21,161,780        16,347,476
---------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest
Bonds, 3.188%, 4/15/06(9)                            14,320,800        12,566,502
                                                                    -------------
                                                                       28,913,978
---------------------------------------------------------------------------------
Canada--2.0%
Canada (Government of) Bonds:
8.50%, 4/1/02(CAD)                                    1,500,000           956,756
8.75%, 12/1/05(CAD)                                  12,200,000         8,864,432
Series WL43, 5.75%, 6/1/29(CAD)                       3,670,000         2,334,702
                                                                    -------------
                                                                       12,155,890
---------------------------------------------------------------------------------
Denmark--0.7%
Denmark (Kingdom of) Bonds, 8%, 3/15/06(DKK)         32,100,000         4,312,726
---------------------------------------------------------------------------------
Great Britain--0.7%
United Kingdom Treasury Bonds, 6.75%,11/26/04(GBP)    2,680,000         4,089,645
---------------------------------------------------------------------------------
Mexico--0.7%
United Mexican States Collateralized Fixed
Rate Par Bonds,
Series W-A, 6.25%, 12/31/19                           4,450,000         4,121,813
---------------------------------------------------------------------------------
New Zealand--1.2%
New Zealand (Government of) Bonds, 10%, 3/15/02(NZD) 16,800,000         7,065,262

                     Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                   Principal         Market Value
                                                   Amount            See Note 1
---------------------------------------------------------------------------------
Philippines--0.2%
Philippines (Republic of) Bonds, 8.60%,
6/15/27(3)                                         $  1,500,000     $   1,128,750
---------------------------------------------------------------------------------
South Africa--0.2%
Eskom Depositary Receipts, Series E168, 11%,
6/1/08(ZAR)                                          12,570,000         1,008,950
                                                                    -------------
Total Foreign Government Obligations
(Cost $84,109,850)                                                     71,213,414
=================================================================================
Non-Convertible Corporate Bonds and Notes--10.7%
---------------------------------------------------------------------------------
Basic Materials--1.4%
---------------------------------------------------------------------------------
Chemicals--0.5%
Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09           500,000           480,000
---------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc, Zero Coupon
Sr. Unsec. Disc. Nts.,
13.08%, 12/31/09(7)                                   1,000,000           255,000
---------------------------------------------------------------------------------
ISP Holdings, Inc., 10.625% Bonds, 12/15/09(4)          250,000           251,250
---------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.625% Sr. Sec. Nts., Series A, 5/1/07                  250,000           253,125
9.875% Sec. Nts., Series B, 5/1/07                      450,000           453,375
10.875% Sr. Sub. Nts., 5/1/09                           150,000           139,125
---------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03      57,000            56,715
---------------------------------------------------------------------------------
OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11(4)        250,000           256,250
---------------------------------------------------------------------------------
Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29            400,000           446,831
---------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.75% Sr. Unsec. Sub. Nts., 8/15/06(8)                 335,000            25,125
12.375% Sr. Sec. Nts., Series B, 7/15/06(8)             650,000           542,750
                                                                    -------------
                                                                        3,159,546
---------------------------------------------------------------------------------
Metals--0.6%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06               655,000           673,012
---------------------------------------------------------------------------------
Alcoa, Inc., 6% Bonds, 1/15/12                          750,000           745,948
---------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.:
10.875% Sr. Nts., Series B, 10/15/06(8)                 250,000           228,750
12.75% Sr. Sub. Nts., 2/1/03(8)                       1,000,000           735,000
---------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                  450,000           389,250
---------------------------------------------------------------------------------
United States Steel LLC, 10.75% Sr. Nts., 8/1/08        700,000           672,000
                                                                    -------------
                                                                        3,443,960
---------------------------------------------------------------------------------
Paper--0.3%
Aracruz Celulose SA, 10.375% Debs., 1/31/02(3)          430,000           432,687
---------------------------------------------------------------------------------
Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04          700,000           129,500
---------------------------------------------------------------------------------
Repap New Brunswick, Inc., 11.50% Sr. Sec. Nts., 6/1/04 200,000           227,500
---------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                         500,000           527,500
10.875% Sr. Sub. Nts., 4/1/08                           250,000           255,000
                                                                    -------------
                                                                        1,572,187
---------------------------------------------------------------------------------
Capital Goods--0.8%
---------------------------------------------------------------------------------
Aerospace/Defense--0.1%
Boeing Capital Corp., 6.50% Nts., 2/15/12               750,000           747,718

                       Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                   Principal         Market Value
                                                   Amount            See Note 1
---------------------------------------------------------------------------------
Industrial Services--0.3%
Allied Waste North America, Inc.:
8.875% Sr. Nts., Series B, 4/1/08                  $    200,000      $    207,000
10% Sr. Unsec. Sub. Nts., Series B, 8/1/09            1,000,000         1,035,000
---------------------------------------------------------------------------------
IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts.,
Series B, 4/1/09(3)(8)                                  400,000            74,000
---------------------------------------------------------------------------------
United Rentals, Inc., 9% Sr. Unsec. Sub. Nts.,
Series B, 4/1/09                                        500,000           490,000
                                                                     ------------
                                                                        1,806,000
---------------------------------------------------------------------------------
Manufacturing--0.4%
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                 700,000           325,500
---------------------------------------------------------------------------------
Caterpillar, Inc., 7.375% Unsec. Debs.,
3/1/97                                                  400,000           418,155
---------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr.
Sub. Nts., Series B, 6/1/05                             500,000           412,500
---------------------------------------------------------------------------------
John Deere Capital Corp., 6% Unsec. Nts.,
2/15/09                                                 500,000           488,931
---------------------------------------------------------------------------------
Terex Corp., 9.25% Sr. Sub. Nts., 7/15/11(4)            250,000           251,250
---------------------------------------------------------------------------------
Tyco International Group SA, 6.375% Nts.,
10/15/11                                                750,000           734,008
---------------------------------------------------------------------------------
                                                                        2,630,344
                                                                     ------------
Communication Services--1.6%
Telecommunications: Long Distance--0.4%
Dobson Communications Corp., 10.875% Sr.
Unsec. Nts., 7/1/10                                     400,000           415,000
---------------------------------------------------------------------------------
Leap Wireless International, Inc., 0%/14.50%
Sr. Unsec. Disc. Nts., 4/15/10(10)                      300,000           108,000
---------------------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10%
Sr. Unsec. Nts., Series B, 11/15/08                     750,000           221,250
---------------------------------------------------------------------------------
Triton PCS, Inc., 8.75% Sr. Sub. Nts.,
11/15/11(4)                                             400,000           402,000
---------------------------------------------------------------------------------
Vodafone Group plc, 7.75% Unsec. Unsub. Nts.,
2/15/10                                                 400,000           439,988
---------------------------------------------------------------------------------
WorldCom, Inc., 6.95% Sr. Unsec. Nts., 8/15/28          900,000           815,562
---------------------------------------------------------------------------------
XO Communications, Inc., 0%/12.25% Sr. Unsec.
Disc. Nts., 6/1/09(8)(10)                               350,000            29,750
                                                                     ------------
                                                                        2,431,550
---------------------------------------------------------------------------------
Telecommunications: Wireless--1.2%
American Cellular Corp., 9.50% Sr. Sub. Nts.,
10/15/09                                                500,000           487,500
---------------------------------------------------------------------------------
American Tower Corp., 9.375% Sr. Nts.,
2/1/09                                                  800,000           648,000
---------------------------------------------------------------------------------
Crown Castle International Corp., 9% Sr. Nts.,
5/15/11                                                 500,000           450,000
---------------------------------------------------------------------------------
Horizon PCS, Inc., 0%/14% Sr. Unsec. Sub. Nts.,
10/1/10(10)                                             300,000           156,000
---------------------------------------------------------------------------------
Leap Wireless International, Inc., 12.50% Sr. Nts.,
4/15/10                                                 400,000           306,000
---------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts.,
1/15/06                                                 200,000           111,000
---------------------------------------------------------------------------------
Millicom International Cellular SA, 13.50%
Sr. Disc. Nts., 6/1/06                                1,250,000           831,250
---------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/9.95% Sr. Disc. Nts., 2/15/08(10)                    200,000           138,000
9.375% Sr. Unsec. Nts., 11/15/09                        900,000           713,250
12% Sr. Unsec. Nts., 11/1/08                            250,000           221,875
---------------------------------------------------------------------------------
Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(4)            250,000           290,000
---------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14%
Sr. Nts., 8/15/04(2)(3)(8)                              200,000             7,000
---------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts.,
Series B, 5/15/08                                       750,000           776,250
---------------------------------------------------------------------------------
Tritel PCS, Inc., 10.375% Sr. Sub. Nts.,
1/15/11                                                 400,000           460,000
---------------------------------------------------------------------------------
Triton PCS, Inc., 9.375% Sr. Unsec. Sub. Nts.,
2/1/11                                                  300,000           312,000
---------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375%
Sr. Unsec. Nts., 11/15/09                             1,010,000         1,151,400
                                                                     ------------
                                                                        7,059,525

                     Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                   Principal         Market Value
                                                   Amount            See Note 1
---------------------------------------------------------------------------------
Consumer Cyclicals--1.7%
---------------------------------------------------------------------------------
Autos & Housing--0.6%
D.R. Horton, Inc., 9.75% Sr. Sub. Nts.,
9/15/10                                            $    400,000      $    414,000
---------------------------------------------------------------------------------
Ford Motor Co., 7.70% Unsec. Debs.,
5/15/97                                                 400,000           354,788
---------------------------------------------------------------------------------
Hayes Lemmerz International, Inc., 11.875%
Sr. Nts., 6/15/06(2)(4)(8)                              250,000           120,000
---------------------------------------------------------------------------------
KB Home:
7.75% Sr. Nts., 10/15/04(3)                             400,000           408,000
8.65% Sr. Sub. Nts., 12/15/08                           600,000           606,000
---------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts.,
12/1/11                                               1,750,000         1,741,250
                                                                     ------------
                                                                        3,644,038
---------------------------------------------------------------------------------
Consumer Services--0.1%
Allied Waste North America, Inc., 8.50%
Sr. Nts., 12/1/08(4)                                    300,000           304,500
---------------------------------------------------------------------------------
Leisure & Entertainment--0.4%
Horseshoe Gaming LLC, 8.625%
Sr. Sub. Nts., 5/15/09                                  400,000           415,000
---------------------------------------------------------------------------------
Host Marriott LP, 9.50% Sr. Nts.,
1/15/07(4)                                              400,000           402,500
---------------------------------------------------------------------------------
Meristar Hospitality Corp., 8.75%
Sr. Unsec. Sub. Nts., 8/15/07                           500,000           421,250
---------------------------------------------------------------------------------
MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts.,
2/1/11                                                  400,000           397,000
---------------------------------------------------------------------------------
Premier Parks, Inc., 9.75% Sr. Nts.,
6/15/07                                                 500,000           524,375
                                                                    -------------
                                                                        2,160,125
---------------------------------------------------------------------------------
Media--0.3%
Adelphia Communications Corp., 10.25%
Sr. Unsec. Nts., 11/1/06                                250,000           256,250
---------------------------------------------------------------------------------
Lamar Advertising Co., 9.625%
Sr. Unsec. Sub. Nts., 12/1/06                           150,000           157,312
---------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15%
Sr. Nts., 5/1/12                                        500,000           630,413
---------------------------------------------------------------------------------
Time Warner, Inc., 9.125%
Debs., 1/15/13                                          500,000           593,736
                                                                     ------------
                                                                        1,637,711
---------------------------------------------------------------------------------
Retail: General--0.1%
Wal-Mart Stores, Inc., 7.55%
Sr. Unsec. Nts., 2/15/30                                400,000           460,562
---------------------------------------------------------------------------------
Retail: Specialty--0.2%
Amazon. com, Inc., 0%/10%
Sr. Unsec. Disc. Nts., 5/1/08(10)                       500,000           372,500
---------------------------------------------------------------------------------
CSK Auto, Inc., 12% Sr. Nts., 6/15/06(4)                300,000           303,750
---------------------------------------------------------------------------------
Petco Animal Supplies, Inc., 10.75%
Sr. Sub. Nts., 11/1/11(4)                               250,000           256,250
                                                                    -------------
                                                                          932,500
---------------------------------------------------------------------------------
Consumer Staples--2.9%
---------------------------------------------------------------------------------
Beverages--0.2%
Canandaigua Brands, Inc., 8.625%
Sr. Unsec. Nts., 8/1/06                                 700,000           724,500
---------------------------------------------------------------------------------
Coca-Cola Co. (The), 7.375%
Unsec. Debs., 7/29/93                                   360,000           378,145
                                                                    -------------
                                                                        1,102,645

                       Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                      Principal     Market Value
                                                         Amount     See Note 1
---------------------------------------------------------------------------------
Broadcasting--2.2%
Adelphia Communications Corp.:
9.375% Sr. Nts., 11/15/09                          $    750,000     $     724,688
10.25% Sr. Unsec. Sub. Nts., 6/15/11                    700,000           701,750
10.875% Sr. Unsec. Nts., 10/1/10                        500,000           513,125
---------------------------------------------------------------------------------
Chancellor Media Corp., 8.75% Sr. Unsec.
Sub. Nts., Series B, 6/15/07                          1,000,000         1,045,000
---------------------------------------------------------------------------------
Charter Communications Holdings
LLC/Charter Communications Holdings
Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(10)            1,750,000         1,275,313
10% Sr. Nts., 4/1/09                                    600,000           618,750
---------------------------------------------------------------------------------
Cumulus Media, Inc., 10.375% Sr. Unsec. Sub.
Nts., 7/1/08                                            300,000           315,750
---------------------------------------------------------------------------------
EchoStar Broadband Corp., 10.375% Sr. Unsec.
Nts., 10/1/07                                         1,300,000         1,368,250
---------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec.
Nts., 2/1/09                                            700,000           724,500
---------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., 9.50%
Sr. Unsec. Nts., 1/15/13                                500,000           521,250
---------------------------------------------------------------------------------
NTL Communications Corp., 0%/12.375%
Sr. Unsec. Nts., Series B, 10/1/08(10)                  500,000           127,500
---------------------------------------------------------------------------------
NTL, Inc., 10% Sr. Nts., Series B, 2/15/07              900,000           310,500
---------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second
Priority Sr. Sec. Debs., 12/1/07                      1,000,000         1,085,000
---------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                           900,000           902,250
8.75% Sr. Sub. Nts., 12/15/11(4)                        250,000           251,250
9% Sr. Unsec. Sub. Nts., 7/15/07                        375,000           378,750
10% Sr. Sub. Nts., 9/30/05                              200,000           206,666
---------------------------------------------------------------------------------
Telewest Communications plc:
9.625% Sr. Debs., 10/1/06                               500,000           345,000
11% Sr. Disc. Debs., 10/1/07                          1,000,000           725,000
---------------------------------------------------------------------------------
United Pan-Europe Communications NV, 10.875%
Sr. Unsec. Nts., Series B, 8/1/09                       400,000            54,000
---------------------------------------------------------------------------------
Viacom, Inc., 7.70% Sr. Unsec. Nts., 7/30/10            750,000           815,202
                                                                    -------------
                                                                       13,009,494
---------------------------------------------------------------------------------
Entertainment--0.1%
AMC Entertainment, Inc., 9.50%
Sr. Unsec. Sub. Nts., 2/1/11                            300,000           292,875
---------------------------------------------------------------------------------
Food-0.1%
Great Atlantic & Pacific Tea Co.,
Inc. (The), 9.125% Sr. Nts., 12/15/11                   250,000           251,875
---------------------------------------------------------------------------------
Smithfield Foods, Inc., 8% Sr. Nts.,
10/15/09(4)                                             400,000           414,000
                                                                    -------------
                                                                          665,875
---------------------------------------------------------------------------------
Food & Drug Retailers--0.2%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                 300,000           297,750
10.625% Sr. Sub. Nts., 7/31/07                          500,000           480,000
10.625% Sr. Sub. Nts., Series B, 7/31/07                500,000           480,000
                                                                    -------------
                                                                        1,257,750
---------------------------------------------------------------------------------
Household Goods--0.1%
Pennzoil-Quaker State Co., 10% Sr. Nts.,
11/1/08(4)                                              250,000           262,500
---------------------------------------------------------------------------------
Revlon Consumer Products Corp.:
9% Sr. Nts., 11/1/06                                    200,000           138,000
12% Sr. Sec. Nts., 12/1/05(4)                           250,000           249,688
                                                                    -------------
                                                                          650,188

                     Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                   Principal        Market Value
                                                   Amount           See Note 1
---------------------------------------------------------------------------------
Energy--0.4%
---------------------------------------------------------------------------------
Energy Services--0.2%
Chesapeake Energy Corp., 8.125%
Sr. Unsec. Nts., 4/1/11                            $    400,000     $     390,000
---------------------------------------------------------------------------------
Frontier Oil Corp., 11.75%
Sr. Nts., 11/15/09(3)                                   250,000           266,250
---------------------------------------------------------------------------------
Hornbeck-Leevac Marine Services, Inc., 10.625%
Sr. Nts., 8/1/08(4)                                     250,000           255,000
---------------------------------------------------------------------------------
R&B Falcon Corp., 9.50%
Sr. Unsec. Nts., 12/15/08                               500,000           565,169
                                                                    -------------
                                                                        1,476,419
---------------------------------------------------------------------------------
Oil: Domestic--0.2%
Conoco, Inc., 6.95% Sr. Unsec. Nts.,
4/15/29                                                 400,000           407,999
---------------------------------------------------------------------------------
Forest Oil Corp., 10.50% Sr. Unsec.
Sub. Nts., 1/15/06                                      400,000           426,000
---------------------------------------------------------------------------------
Stone Energy Corp., 8.25% Sr. Sub.
Nts., 12/15/11(4)                                       250,000           255,000
---------------------------------------------------------------------------------
Westport Resources Corp., 8.25%
Sr. Unsec. Sub. Nts., 11/1/11(4)                        250,000           253,750
                                                                    -------------
                                                                        1,342,749
---------------------------------------------------------------------------------
Financial--1.0%
---------------------------------------------------------------------------------
Banks--0.1%
ABN Amro Bank NV (NY Branch), 7.125%
Sub. Nts., Series B, 10/15/93                           400,000           411,174
---------------------------------------------------------------------------------
Bank of America Corp., 7.80%
Jr. Unsec. Sub. Nts., 2/15/10                           400,000           438,130
                                                                    -------------
                                                                          849,304
---------------------------------------------------------------------------------
Diversified Financial--0.8%
Citigroup, Inc., 6.875% Unsec. Nts.,
2/15/98                                                 450,000           434,486
---------------------------------------------------------------------------------
Federal National Mortgage
Assn. Nts.:
5.125%, 2/13/04                                       1,750,000         1,810,606
7.125%, 1/15/30                                         400,000           446,292
---------------------------------------------------------------------------------
General Electric Capital Corp., 7.25%
Nts., Series A, 2/1/05                                  400,000           434,276
---------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 7.80%
Sr. Unsec. Unsub. Nts., Series B, 1/28/10               400,000           432,574
---------------------------------------------------------------------------------
International Business Machines Corp.,
7.125% Sr. Unsec. Unsub. Debs., 12/1/96                 400,000           405,631
---------------------------------------------------------------------------------
J.P. Morgan Chase & Co., 6.75% Sub. Nts.,
2/1/11                                                  750,000           769,053
---------------------------------------------------------------------------------
Metris Cos., Inc., 10% Sr. Unsec. Nts.,
11/1/04(3)                                              200,000           191,000
                                                                    -------------
                                                                        4,923,918
---------------------------------------------------------------------------------
Real Estate Investment Trusts--0.1%
Meristar Hospitality Corp., 9.125%
Sr. Nts., 1/15/11                                       500,000           472,500
---------------------------------------------------------------------------------
Meristar Hospitality Operating
Partnership/Finance Corp. II, 10.50%
Sr. Nts., 6/15/09(4)                                    250,000           251,563
                                                                    -------------
                                                                          724,063
---------------------------------------------------------------------------------
Healthcare--0.1%
---------------------------------------------------------------------------------
Healthcare/Drugs--0.0%
Amgen, Inc., 8.125% Unsec. Debs., 4/1/97                 91,000            89,352
---------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.1%
Sun Healthcare Group, Inc., 9.375%
Sr. Sub. Nts., 5/1/08(2)(3)(8)                        1,000,000               150
---------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.125%
Sr. Unsec. Sub. Nts., Series B, 12/1/08(3)              450,000           477,000
                                                                    -------------
                                                                          477,150
---------------------------------------------------------------------------------
Technology--0.1%
---------------------------------------------------------------------------------
Electronics--0.1%
Amkor Technology, Inc., 9.25%
Sr. Unsec. Nts., 5/1/06                                 700,000           672,000
---------------------------------------------------------------------------------
Motorola, Inc., 5.22%
Unsec. Debs., 10/1/97                                   140,000            86,878
                                                                    -------------
                                                                          758,878

                       Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

                                                   Principal        Market Value
                                                   Amount           See Note 1
---------------------------------------------------------------------------------
Transportation--0.2%
---------------------------------------------------------------------------------
Air Transportation--0.1%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04              $    500,000     $     401,250
---------------------------------------------------------------------------------
Railroads & Truckers--0.1%
Norfolk Southern Corp., 7.90% Sr. Bonds,
5/15/97                                                 400,000           414,497
---------------------------------------------------------------------------------
Utilities--0.5%
---------------------------------------------------------------------------------
Electric Utilities--0.3%
AES Corp. (The), 8.875% Sr. Unsec. Nts.,
2/15/11                                                 400,000           354,000
---------------------------------------------------------------------------------
BRL Universal Equipment Corp., 8.875%
Sr. Sec. Nts., 2/15/08(4)                               500,000           522,500
---------------------------------------------------------------------------------
Calpine Corp.:
8.50% Sr. Unsec. Nts., 2/15/11                          400,000           364,541
8.75% Sr. Nts., 7/15/07                                 300,000           271,062
---------------------------------------------------------------------------------
Chesapeake Energy Corp., 8.375%
Sr. Nts., 11/1/08(4)                                    400,000           397,000
                                                                    -------------
                                                                        1,909,103
---------------------------------------------------------------------------------
Gas Utilities--0.2%
Funding Corp./Beaver Valley Funding Corp., 9%
Second Lease Obligation Bonds, 6/1/17                   989,000         1,083,641
                                                                    -------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $66,196,835)                                     63,419,417
=================================================================================
Convertible Corporate Bonds and Notes--2.3%
---------------------------------------------------------------------------------
Alkermes, Inc.,3.75% Cv. Sub. Nts., 2/15/07           2,000,000         1,365,000
---------------------------------------------------------------------------------
CNET Networks, Inc., 5% Cv. Unsec. Nts., 3/1/06       3,000,000         1,927,500
---------------------------------------------------------------------------------
Gilat Satellite Networks Ltd., 4.25%
Cv. Unsec. Sub. Nts., 3/15/05                         1,500,000           397,500
---------------------------------------------------------------------------------
Human Genome Sciences, Inc., 3.75%
Cv. Unsec. Nts., 3/15/07                                750,000           567,187
---------------------------------------------------------------------------------
i2 Technologies, Inc., 5.25% Cv. Sub. Nts.,
12/15/06                                              1,000,000           742,500
---------------------------------------------------------------------------------
Incyte Genomics, Inc., 5.50% Cv. Unsec.
Nts.,2/1/07                                           2,500,000         1,921,875
---------------------------------------------------------------------------------
Quanex Corp.,6.88% Cv. Unsec. Sub.
Nts.,6/30/07                                          1,200,000         1,243,500
---------------------------------------------------------------------------------
RF Micro Devices, Inc., 3.75%
Cv. Nts., 8/15/05                                     2,250,000         1,859,063
---------------------------------------------------------------------------------
Sepracor, Inc., 5% Cv. Sub. Nts.,
2/15/07                                               2,000,000         1,750,000
---------------------------------------------------------------------------------
Sunrise Assisted Living, Inc.,
5.50% Cv. Nts., 6/15/02                               1,000,000         1,013,750
---------------------------------------------------------------------------------
Vitesse Semiconductor Corp., 4%
Cv. Sub. Nts., 3/15/05                                1,000,000           781,250
                                                                    -------------
Total Convertible Corporate
Bonds and Notes (Cost $13,872,204)                                     13,569,125
=================================================================================
Repurchase Agreements--4.1%
---------------------------------------------------------------------------------
Repurchase agreement with Banc
One Capital Markets, Inc., 1.45%,
dated 12/31/01, to be repurchased
at $24,163,946 on 1/2/02, collateralized
by U.S. Treasury Nts., 4.75%-7.875%,
2/28/02-11/15/08, with a value of
$11,720,252 and U.S. Treasury Bonds, 7.25%-11.125%,
8/15/03-5/15/16, with a value of $12,955,866
(Cost $24,162,000)                                   24,162,000        24,162,000
---------------------------------------------------------------------------------
Total Investments,
at Value (Cost $538,435,816)                               99.5%      589,944,568
---------------------------------------------------------------------------------
Other Assets Net of Liabilities                             0.5         3,088,169
                                                   ------------     -------------
Net Assets                                                100.0%     $593,032,737
                                                   ============     =============

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
  AUD -- Australian Dollar           GBP -- British Pound Sterling
  CAD -- Canadian Dollar             NZD -- New Zealand Dollar
  DKK -- Danish Krone                ZAR -- South African Rand

                     Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

-------------------------------------------------------------------------------
1. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                        Contracts        Expiration  Exercise  Premium     Market Value
                                        Subject to Call  Dates       Price     Received    See Note 1
-------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc.                           80       7/22/02     $  42.50  $  10,160     $   10,400
Affymetrix, Inc.                               120       8/19/02        60.00     33,239         33,600
Alcoa, Inc.                                    120       4/22/02        40.00     21,839         12,600
American Home Products Corp.                    80       4/22/02        65.00     13,760         12,800
Analog Devices, Inc.                           100       3/18/02        65.00     45,906          6,500
Applied Micro Circuits Corp.                   210       5/20/02        22.50     30,518          4,200
Bank of America Corp.                          150       2/18/02        70.00     43,799          3,750
Bank of America Corp.                          150       2/18/02        75.00     23,206              -
Biogen, Inc.                                    96       1/21/02        85.00     10,752              -
Boeing Co.                                     100       8/19/02        45.00     23,699         24,000
Boston Scientific Corp.                        280       8/19/02        30.00     41,159         42,000
Brinker International, Inc.                    170       7/22/02        35.00     21,589         22,100
Brocade Communications Systems, Inc.            51       1/21/02        70.00      9,027              -
Brocade Communications Systems, Inc.            75       4/22/02        45.00     15,899         18,750
Children's Place Retail Stores, Inc.            80       6/24/02        30.00     17,359         18,800
Children's Place Retail Stores, Inc.            90       6/24/02        35.00      9,180         10,800
Coherent, Inc.                                 110       2/18/02        40.00     48,068            550
Computer Associates International, Inc.        150       8/19/02        45.00     27,299         27,750
Cooper Cameron Corp.                            80       5/20/02        45.00     51,847         27,200
Covance, Inc.                                  100       2/18/02        30.00     12,200              -
Covance, Inc.                                  250       5/20/02        25.00     42,999         43,750
Devon Energy Corp.                              88       4/22/02        60.00     19,144            440
Devon Energy Corp.                             100       7/22/02        45.00     30,859         31,000
Donnelley (R.R.) & Sons Co.                      5       3/18/02        30.00      1,335            725
Dow Chemical Co.                                40       3/18/02        45.00      5,080              -
Dynegy, Inc.                                    86       6/24/02        55.00     34,141          1,290
EchoStar Communications Corp.                  146       6/24/02        35.00     15,621         18,250
El Paso Corp.                                  160       7/22/02        55.00     31,769         32,000
Federated Department Stores, Inc.              125       8/19/02        42.50     58,373         58,750
Gap, Inc.                                      437       3/18/02        35.00     77,346              -
Georgia-Pacific Corp.                          160       4/22/02        45.00     23,444              -
GlobalSantaFe Corp.                            130       4/22/02        35.00     14,560         13,000
Goodrich Corp.                                 120       5/20/02        30.00     12,840         13,200
Human Genome Sciences, Inc.                     40       4/22/02        55.00     20,279          2,600
Intel Corp.                                    300       4/22/02        37.50     33,599         34,500
International Business Machines Corp.          184       4/22/02       130.00     45,446         79,120
International Rectifier Corp.                   90       3/18/02        50.00     24,479          2,700
Intuit, Inc.                                    87       1/21/02        55.00     27,578              -
Intuit, Inc.                                    44       4/22/02        50.00     15,344         11,000
J.P. Morgan Chase & Co.                        230       6/24/02        45.00     38,410         18,400
Johnson & Johnson                              150       7/22/02        65.00     26,174         27,750
Jones Apparel Group, Inc.                      235       5/20/02        30.00    126,651        124,550
Jones Apparel Group, Inc.                      235       8/19/02        35.00     94,215         91,650
Juniper Networks, Inc.                         264       1/21/02        50.00     29,567              -
Juniper Networks, Inc.                         200       4/22/02        55.00     21,399              -
MGM Mirage, Inc.                               110       6/24/02        35.00     10,340         10,450
Millipore Corp.                                 68       1/21/02        70.00     35,835              -
Morgan Stanley Dean Witter & Co.                45       4/22/02        70.00      6,615          4,950
Murphy Oil Corp.                                66       7/22/02        85.00     49,663         50,160
National Semiconductor Corp.                   320       2/18/02        40.00    128,636         11,200

                    Oppenheimer Multiple Strategies Fund/VA

Statement of Investments  (Continued)

-------------------------------------------------------------------------------
1. Outstanding written call options (continued)

                                         Contracts       Expiration   Exercise  Premium    Market Value
                                         Subject to Call Dates        Price     Received   See Note 1
-------------------------------------------------------------------------------------------------------
Nike, Inc.                                      46       1/21/02      $ 60.00  $    6,302    $    2,760
Nike, Inc.                                      52       7/22/02        65.00      16,743        17,160
Noble Drilling Corp.                           126       6/24/02        35.00      51,280        56,700
Outback Steakhouse, Inc.                        55       2/18/02        30.00      15,234        23,650
Outback Steakhouse, Inc.                        10       2/18/02        35.00       1,070         1,050
Peoplesoft, Inc.                               150       1/21/02        65.00      41,549            --
Peoplesoft, Inc.                               175       4/22/02        50.00      37,099        45,500
Peoplesoft, Inc.                               150       7/22/02        50.00      89,547        90,000
Praxair, Inc.                                   70       4/22/02        55.00      14,839        27,300
Praxair, Inc.                                   70       7/22/02        60.00      21,489        21,000
Quintiles Transnational Corp.                  170       4/22/02        22.50      16,651         2,550
STMicroelectronics NV                          160       4/22/02        40.00      33,119        19,200
Swift Transportation Co., Inc.                 180       4/22/02        22.50      21,059        32,400
Synopsys, Inc.                                 350       3/18/02        55.00     243,942       241,500
Talbots, Inc. (The)                             90       5/20/02        40.00      19,079        26,550
Talbots, Inc. (The)                             90       8/19/02        45.00      26,472        27,000
Teradyne, Inc.                                 180       4/22/02        35.00      44,460        42,300
Teradyne, Inc.                                 140       7/22/02        45.00      21,279        22,400
Titan Corp. (The)                              350       4/22/02        30.00     110,946        54,250
Transocean Sedco Forex, Inc.                   120       5/20/02        40.00      25,439        25,800
Tyco International Ltd.                        240       4/22/02        60.00      33,414        88,800
United Parcel Service, Inc.                    170       4/22/02        55.00      40,289        39,100
Veritas Software Corp.                          70       5/20/02        50.00      31,289        39,200
Viacom, Inc.                                   270       3/18/02        50.00      30,239        40,500
Waters Corp.                                    88       2/18/02        45.00       8,667         6,160
Waters Corp.                                    88       8/19/02        50.00      23,055        23,320
Watson Pharmaceuticals, Inc.                   110       1/21/02        75.00      25,169            --
Yahoo!, Inc.                                   490       7/22/02        30.00      46,058        51,450
Zions Bancorp                                   44       4/22/02        60.00       4,356         1,980
                                                                               ----------    ----------
                                                                               $2,712,380    $2,026,815
                                                                               ==========    ==========

2. Non-income-producing security.
3. Identifies issues considered to be illiquid--See Note 7 of Notes to
Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,023,376 or 1.35% of the Fund's net assets as of December 31, 2001.
5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
7. Zero coupon bond reflects the effective yield on the date of purchase.
8. Issuer is in default.
9. Represents the current interest rate for a variable or increasing rate security.
10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.

                  Oppenheimer Multiple Strategies Fund/VA

Statement of Assets and Liabilities  December 31, 2001

===================================================================================================
Assets
Investments, at value (cost $538,435,816)--see accompanying statement                  $589,944,568
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                4,380,786
Investments sold                                                                          1,311,958
Shares of beneficial interest sold                                                          191,916
Other                                                                                         5,111
                                                                                       ------------
Total assets                                                                            595,834,339
===================================================================================================
Liabilities
Bank overdraft                                                                              232,751
---------------------------------------------------------------------------------------------------
Options written, at value (premiums received $2,712,380)--see accompanying statement      2,026,815
---------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                      268,781
Investments purchased                                                                       181,440
Shareholder reports                                                                          64,359
Trustees'compensation                                                                           778
Other                                                                                        26,678
                                                                                       ------------
Total liabilities                                                                         2,801,602
===================================================================================================
Net Assets                                                                             $593,032,737
                                                                                       ============
===================================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                             $     38,513
---------------------------------------------------------------------------------------------------
Additional paid-in capital                                                              519,686,054
---------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                    18,706,094
---------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and foreign currency transactions     2,405,722
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of
assets and liabilities denominated in foreign currencies                                 52,196,354
                                                                                       ------------
Net assets--applicable to 38,512,612 shares of beneficial interest outstanding         $593,032,737
                                                                                       ============
===================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                     $15.40

See accompanying Notes to Financial Statements.

                   Oppenheimer Multiple Strategies Fund/VA

Statement of Operations  For the Year Ended December 31, 2001

======================================================================================
Investment Income
Interest                                                                 $  20,684,649
--------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $81,777)                      4,352,969
                                                                         -------------
Total income                                                                25,037,618
======================================================================================
Expenses
Management fees                                                              4,312,500
--------------------------------------------------------------------------------------
Shareholder reports                                                            139,907
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                     41,912
--------------------------------------------------------------------------------------
Trustees'compensation                                                           11,436
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                    7,370
--------------------------------------------------------------------------------------
Other                                                                           39,155
                                                                         -------------
Total expenses                                                               4,552,280
Less reduction to custodian expenses                                            (4,092)
                                                                         -------------
Net expenses                                                                 4,548,188
======================================================================================
Net Investment Income                                                       20,489,430
======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                       (1,002,138)
Closing and expiration of option contracts written                           4,323,943
Foreign currency transactions                                                 (608,172)
                                                                         -------------
Net realized gain (loss)                                                     2,713,633
--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                (12,557,169)
Translation of assets and liabilities denominated in foreign currencies        688,527
                                                                         -------------
Net change                                                                 (11,868,642)
                                                                         -------------
Net realized and unrealized gain (loss)                                     (9,155,009)
======================================================================================
Net Increase in Net Assets Resulting from Operations                     $  11,334,421
                                                                         =============

See accompanying Notes to Financial Statements.

                    Oppenheimer Multiple Strategies Fund/VA

Statements of Changes in Net Assets

                                                                         Year Ended December 31,
                                                                         2001            2000
=====================================================================================================

Operations
Net investment income (loss)                                             $  20,489,430   $ 24,683,005
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                     2,713,633     32,319,691
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                       (11,868,642)   (20,586,722)
                                                                         -------------   ------------
Net increase (decrease) in net assets resulting from operations             11,334,421     36,415,974
=====================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                       (22,752,705)   (26,143,340)
-----------------------------------------------------------------------------------------------------
Distributions from net realized gain                                       (30,390,350)   (37,970,659)
=====================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions                                            45,543,527     38,213,035
=====================================================================================================
Net Assets
Total increase                                                               3,734,893     10,515,010
-----------------------------------------------------------------------------------------------------
Beginning of period                                                        589,297,844    578,782,834
                                                                         -------------   ------------
End of period [including undistributed (overdistributed) net investment
income of $18,706,094 and $22,670,745, respectively]                     $ 593,032,737   $589,297,844
                                                                         =============   ============

See accompanying Notes to Financial Statements.

                    Oppenheimer Multiple Strategies Fund/VA

Financial Highlights

                                                         Year Ended December 31,
                                                         2001         2000       1999       1998        1997
================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                      $16.55        $17.46     $17.05     $17.01      $15.63
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .53(1)        .72        .82        .71         .62
Net realized and unrealized gain (loss)                     (.19)(1)       .38       1.04        .42        1.95
----------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations               .34          1.10       1.86       1.13        2.57
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.64)         (.82)      (.59)      (.16)       (.61)
Distributions from net realized gain                        (.85)        (1.19)      (.86)      (.93)       (.58)
----------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (1.49)        (2.01)     (1.45)     (1.09)      (1.19)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $15.40        $16.55     $17.46     $17.05      $17.01
                                                          ======        ======     ======     ======      ======
================================================================================================================
Total Return, at Net Asset Value(2)                         2.22%         6.44%     11.80%      6.66%      17.22%
================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $593,033      $589,298   $578,783   $622,333    $637,545
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $599,324      $566,724   $593,151   $640,131    $564,369
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                       3.42%(1)      4.36%      4.46%      4.05%       3.86%
Expenses                                                    0.76%         0.76%      0.73%      0.76%(4)    0.75%(4)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       30%           42%        17%        43%         42%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                     $ .55
Net realized and unrealized gain (loss)   $(.21)
Net investment income ratio                3.53%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 Oppenheimer Multiple Strategies Fund/VA

Notes to Financial Statements

===============================================================================
1. Significant Accounting Policies

Oppenheimer Multiple Strategies Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company
Act of 1940, as amended. The Fund's investment objective is to seek a high total investment return, which includes current income and capital appreciation in the value of its shares. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2001, securities with an aggregate market value of $1,762,525, representing 0.30% of the Fund's net assets, were in default.
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                    Oppenheimer Multiple Strategies Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
1. Significant Accounting Policies  (continued)

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and
distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $709,972, a decrease in undistributed net investment income of $1,701,376, and an increase in accumulated net realized gain on investments of $991,404.
This reclassification includes $709,972 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a
$2,015,559 decrease to cost of securities and a corresponding $2,015,559 increase in net unrealized appreciation, based on securities held as of
December 31, 2000. For the year ended December 31, 2001, interest income decreased by $670,460, net realized gain on investments decreased by $238,690, and the change in net unrealized depreciation on investments decreased by
$909,150.
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
-------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                        Year Ended December 31, 2001    Year Ended December 31, 2000
                                                        ----------------------------    ----------------------------
                                                        Shares         Amount           Shares        Amount
--------------------------------------------------------------------------------------------------------------------
Sold                                                    6,369,169      $ 100,976,185     5,866,277     $  97,138,029
Dividends and/or distributions reinvested               3,507,792         53,143,055     3,923,745        64,113,999
Redeemed                                               (6,967,146)      (108,575,713)   (7,335,615)     (123,038,993)
                                                       ----------      -------------    ----------    --------------
Net increase (decrease)                                 2,909,815      $  45,543,527     2,454,407     $  38,213,035
                                                       ==========      =============    ==========    ==============

                  Oppenheimer Multiple Strategies Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$222,299,096 and $163,464,200, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $539,848,061 was:

          Gross unrealized appreciation               $ 97,675,270
          Gross unrealized depreciation                (47,578,763)
                                                      ------------
          Net unrealized appreciation (depreciation)  $ 50,096,507
                                                      ============
===============================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and
0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.72%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and share-holder servicing agent for the Fund.
The Fund pays OFS an agreed upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
       OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1,2001. This undertaking may be amended or withdrawn at any time.

===============================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
        The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

                  Oppenheimer Multiple Strategies Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31,2001, was as follows:

                                       Call Options                   Put Options
                                       ---------------------------    ------------------------
                                       Number of       Amount of      Number of     Amount of
                                       Contracts       Premiums       Contracts     Premiums
----------------------------------------------------------------------------------------------
Options outstanding as of
December 31,2000                           6,938       $ 2,050,546            90    $   66,479
Options written                           23,446         6,104,117         4,028     1,462,308
Options closed or expired                (18,490)       (5,257,303)         (777)     (207,978)
Options exercised                           (683)         (184,980)       (3,341)   (1,320,809)
                                         -------       -----------        ------    ----------
Options outstanding as of
December 31,2001                          11,211       $ 2,712,380            --    $       --
                                         =======       ===========        ======    ==========

================================================================================
7. Illiquid Securities

As of December 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
December 31,2001, was $3,576,564, which represents 0.60% of the Fund's net assets.

Independent Auditors' Report

===============================================================================
The Board of Trustees and Shareholders of Oppenheimer Main Street Growth &
Income Fund/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Growth & Income Fund/VA (which is a series of
Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Growth & Income Fund/VA, results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

Statement of Investments  December 31, 2001

                                                                                                    Market Value
                                                                                    Shares          See Note 1
================================================================================================================

Common Stocks--96.6%
----------------------------------------------------------------------------------------------------------------
Basic Materials--1.2%
----------------------------------------------------------------------------------------------------------------
Chemicals--0.7%
Air Products & Chemicals, Inc.                                                       28,800          $ 1,351,008
----------------------------------------------------------------------------------------------------------------
Cabot Corp.                                                                           5,100              182,070
----------------------------------------------------------------------------------------------------------------
Cabot Microelectronics Corp.(1)                                                      22,200            1,759,350
----------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.                                                      55,400            2,355,054
----------------------------------------------------------------------------------------------------------------
Goodrich Corp.                                                                       23,800              633,556
----------------------------------------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.                                             10,900              323,839
----------------------------------------------------------------------------------------------------------------
Praxair, Inc.                                                                         5,300              292,825
----------------------------------------------------------------------------------------------------------------
Universal Corp.                                                                       5,500              200,255
                                                                                                     -----------
                                                                                                       7,097,957
----------------------------------------------------------------------------------------------------------------
Gold & Precious Minerals--0.0%
Barrick Gold Corp.                                                                   11,700              186,615
----------------------------------------------------------------------------------------------------------------
Metals--0.3%
Alcan, Inc.                                                                          83,900            3,014,527
----------------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. A(1)                                        2,000               25,800
----------------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)                                       21,800              291,902
----------------------------------------------------------------------------------------------------------------
Inco Ltd.(1)                                                                          8,400              142,296
                                                                                                     -----------
                                                                                                       3,474,525
----------------------------------------------------------------------------------------------------------------
Paper--0.2%
Georgia-Pacific Corp.                                                                 7,500              207,075
----------------------------------------------------------------------------------------------------------------
Rayonier, Inc.                                                                        6,800              343,196
----------------------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.(1)                                                      7,100              113,387
----------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                     28,400            1,535,872
                                                                                                     -----------
                                                                                                       2,199,530
----------------------------------------------------------------------------------------------------------------
Capital Goods--5.8%
----------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.5%
DRS Technologies, Inc.(1)                                                             6,000              213,900
----------------------------------------------------------------------------------------------------------------
General Dynamics Corp.                                                               11,700              931,788
----------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                60,000            2,800,200
----------------------------------------------------------------------------------------------------------------
Precision Castparts Corp.                                                             5,300              149,725
----------------------------------------------------------------------------------------------------------------
Raytheon Co.                                                                         19,800              642,906
----------------------------------------------------------------------------------------------------------------
Rockwell Collins, Inc.                                                               45,500              887,250
                                                                                                     -----------
                                                                                                       5,625,769
----------------------------------------------------------------------------------------------------------------
Electrical Equipment--2.9%
AVX Corp.                                                                            20,600              485,954
----------------------------------------------------------------------------------------------------------------
EMCOR Group, Inc.(1)                                                                  4,300              195,220
----------------------------------------------------------------------------------------------------------------
General Electric Co.                                                                748,000           29,979,840
----------------------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc.(1)                                                14,100              374,919
----------------------------------------------------------------------------------------------------------------
Kemet Corp.(1)                                                                        6,800              120,700
----------------------------------------------------------------------------------------------------------------
Molex, Inc., Cl. A                                                                   20,750              561,287
----------------------------------------------------------------------------------------------------------------
Rockwell International Corp.                                                         20,600              367,916
                                                                                                     -----------
                                                                                                      32,085,836

               Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                    Shares          See Note 1
----------------------------------------------------------------------------------------------------------------
Industrial Services--0.5%
Administaff, Inc.(1)                                                                  2,600          $    71,266
----------------------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc.(1)                                                     19,100              268,546
----------------------------------------------------------------------------------------------------------------
CONSOL Energy, Inc.                                                                  11,400              283,176
----------------------------------------------------------------------------------------------------------------
Manpower, Inc.                                                                        5,000              168,550
----------------------------------------------------------------------------------------------------------------
Miller (Herman), Inc.                                                                 6,000              141,960
----------------------------------------------------------------------------------------------------------------
NDCHealth Corp.                                                                       1,400               48,370
----------------------------------------------------------------------------------------------------------------
Peabody Energy Corp.                                                                 10,500              295,995
----------------------------------------------------------------------------------------------------------------
Right Management Consultants, Inc.(1)                                                 1,650               28,545
----------------------------------------------------------------------------------------------------------------
Robert Half International, Inc.(1)                                                    3,300               88,110
----------------------------------------------------------------------------------------------------------------
Teekay Shipping Corp.                                                                 6,600              230,010
----------------------------------------------------------------------------------------------------------------
Viad Corp.                                                                            3,900               92,352
----------------------------------------------------------------------------------------------------------------
Waste Management, Inc.                                                              124,500            3,972,795
                                                                                                     -----------
                                                                                                       5,689,675
----------------------------------------------------------------------------------------------------------------
Manufacturing--1.9%
Avery-Dennison Corp.                                                                 12,300              695,319
----------------------------------------------------------------------------------------------------------------
Ball Corp.                                                                            3,900              275,730
----------------------------------------------------------------------------------------------------------------
Caterpillar, Inc.                                                                    33,400            1,745,150
----------------------------------------------------------------------------------------------------------------
Cooper Industries, Inc.                                                              23,400              817,128
----------------------------------------------------------------------------------------------------------------
Dover Corp.                                                                           5,500              203,885
----------------------------------------------------------------------------------------------------------------
Hillenbrand Industries, Inc.                                                          2,000              110,540
----------------------------------------------------------------------------------------------------------------
Mettler-Toledo International, Inc.(1)                                                 2,300              119,255
----------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                                 25,700            3,037,997
----------------------------------------------------------------------------------------------------------------
Oakley, Inc.(1)                                                                       3,000               48,780
----------------------------------------------------------------------------------------------------------------
Packaging Corp. of America(1)                                                         1,800               32,670
----------------------------------------------------------------------------------------------------------------
Pactiv Corp.(1)                                                                      33,100              587,525
----------------------------------------------------------------------------------------------------------------
Ryder Systems, Inc.                                                                   1,300               28,795
----------------------------------------------------------------------------------------------------------------
Sanmina-SCI Corp.(1)                                                                 27,200              541,280
----------------------------------------------------------------------------------------------------------------
Tektronix, Inc.(1)                                                                    4,900              126,322
----------------------------------------------------------------------------------------------------------------
Textron, Inc.                                                                        10,600              439,476
----------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                             200,466           11,807,447
                                                                                                     -----------
                                                                                                      20,617,299
----------------------------------------------------------------------------------------------------------------
Communication Services--4.0%
----------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--2.4%
ALLTEL Corp.                                                                         17,800            1,098,794
----------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                          501,300            9,093,582
----------------------------------------------------------------------------------------------------------------
Corvis Corp.(1)                                                                      15,800               51,034
----------------------------------------------------------------------------------------------------------------
Sprint Corp.(Fon Group)                                                             183,100            3,676,648
----------------------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                                        256,356           12,166,656
                                                                                                     -----------
                                                                                                      26,086,714
----------------------------------------------------------------------------------------------------------------
Telephone Utilities--1.1%
BellSouth Corp.                                                                     133,900            5,108,285
----------------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                            171,800            6,729,406
                                                                                                     -----------
                                                                                                      11,837,691

              Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                    Shares          See Note 1
----------------------------------------------------------------------------------------------------------------

Telecommunications: Wireless--0.5%
Amdocs Ltd.(1)                                                                       52,300          $ 1,776,631
----------------------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc.(1)                                                      77,794            1,117,900
----------------------------------------------------------------------------------------------------------------
Metro One Telecommunication, Inc.(1)                                                 12,100              366,025
----------------------------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group)(1)                                                          90,600            2,211,546
----------------------------------------------------------------------------------------------------------------
Williams Communications Group, Inc.(1)                                               80,400              188,940
                                                                                                     -----------
                                                                                                       5,661,042
----------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--11.3%
----------------------------------------------------------------------------------------------------------------
Autos & Housing--2.1%
Beazer Homes USA, Inc.(1)                                                             1,200               87,804
----------------------------------------------------------------------------------------------------------------
Centex Construction Products, Inc.                                                    1,000               32,050
----------------------------------------------------------------------------------------------------------------
Centex Corp.                                                                         24,800            1,415,832
----------------------------------------------------------------------------------------------------------------
Delphi Automotive Systems Corp.                                                      18,900              258,174
----------------------------------------------------------------------------------------------------------------
Direct Focus, Inc.(1)                                                                 3,800              118,560
----------------------------------------------------------------------------------------------------------------
Ford Motor Co.                                                                      295,915            4,651,784
----------------------------------------------------------------------------------------------------------------
Fortune Brands, Inc.                                                                 13,700              542,383
----------------------------------------------------------------------------------------------------------------
General Motors Corp.                                                                 90,000            4,374,000
----------------------------------------------------------------------------------------------------------------
Group 1 Automotive, Inc.(1)                                                           1,100               31,361
----------------------------------------------------------------------------------------------------------------
Harman International Industries, Inc.                                                 1,500               67,650
----------------------------------------------------------------------------------------------------------------
KB Home                                                                              32,100            1,287,210
----------------------------------------------------------------------------------------------------------------
Kennametal, Inc.                                                                      1,000               40,270
----------------------------------------------------------------------------------------------------------------
Lafarge North America, Inc.                                                           2,800              105,196
----------------------------------------------------------------------------------------------------------------
Lear Corp.(1)                                                                        14,100              537,774
----------------------------------------------------------------------------------------------------------------
Lennar Corp.                                                                          6,800              318,376
----------------------------------------------------------------------------------------------------------------
Masco Corp.                                                                          56,700            1,389,150
----------------------------------------------------------------------------------------------------------------
NVR, Inc.(1)                                                                          9,100            1,856,400
----------------------------------------------------------------------------------------------------------------
Pep Boys--Manny, Moe & Jack                                                           3,200               54,880
----------------------------------------------------------------------------------------------------------------
Polaris Industries, Inc.                                                              1,400               80,850
----------------------------------------------------------------------------------------------------------------
Pulte Homes, Inc.                                                                     4,644              207,447
----------------------------------------------------------------------------------------------------------------
Ryland Group, Inc.(The)                                                              17,500            1,281,000
----------------------------------------------------------------------------------------------------------------
St. Joe Co.(The)                                                                     13,700              380,175
----------------------------------------------------------------------------------------------------------------
Toll Brothers, Inc.(1)                                                               33,500            1,470,650
----------------------------------------------------------------------------------------------------------------
Visteon Corp.                                                                         4,500               67,680
----------------------------------------------------------------------------------------------------------------
Whirlpool Corp.                                                                      26,200            1,921,246
----------------------------------------------------------------------------------------------------------------
York International Corp.                                                              5,000              190,650
                                                                                                     -----------
                                                                                                      22,768,552
----------------------------------------------------------------------------------------------------------------
Consumer Services--0.8%
Boron, LePore & Associates, Inc.(1)                                                   2,200               30,338
----------------------------------------------------------------------------------------------------------------
Cendant Corp.(1)                                                                    162,200            3,180,742
----------------------------------------------------------------------------------------------------------------
H&R Block, Inc.                                                                      54,800            2,449,560
----------------------------------------------------------------------------------------------------------------
IMS Health, Inc.                                                                    115,600            2,255,356
----------------------------------------------------------------------------------------------------------------
Omnicom Group, Inc.                                                                   7,300              652,255
----------------------------------------------------------------------------------------------------------------
Travelocity.com, Inc.(1)                                                              3,400               97,614
                                                                                                     -----------
                                                                                                       8,665,865

               Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                     Shares         See Note 1
----------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.8%
Action Performance Cos., Inc.(1)                                                      1,700          $    52,037
----------------------------------------------------------------------------------------------------------------
Activision, Inc.(1)                                                                  35,700              928,557
----------------------------------------------------------------------------------------------------------------
Argosy Gaming Co.(1)                                                                  1,200               39,024
----------------------------------------------------------------------------------------------------------------
Brunswick Corp.                                                                      14,600              317,696
----------------------------------------------------------------------------------------------------------------
GTech Holdings Corp.(1)                                                               9,800              443,842
----------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                                62,600            3,399,806
----------------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                                         23,900              387,897
----------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp.                                                                  19,800              216,216
----------------------------------------------------------------------------------------------------------------
Mandalay Resort Group(1)                                                              6,600              141,240
----------------------------------------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                                                  49,400            2,008,110
----------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc.(1)                                                                   8,000              230,960
----------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                                            18,800              561,180
----------------------------------------------------------------------------------------------------------------
WMS Industries, Inc.(1)                                                               7,000              140,000
                                                                                                     -----------
                                                                                                       8,866,565
----------------------------------------------------------------------------------------------------------------
Media--1.0%
AOL Time Warner, Inc.(1)                                                            252,280            8,098,188
----------------------------------------------------------------------------------------------------------------
Deluxe Corp.                                                                          4,500              187,110
----------------------------------------------------------------------------------------------------------------
Harland (John H.) Co.                                                                10,000              221,000
----------------------------------------------------------------------------------------------------------------
Harte-Hanks, Inc.                                                                     8,500              239,445
----------------------------------------------------------------------------------------------------------------
Havas Advertising SA, ADR                                                             5,055               36,649
----------------------------------------------------------------------------------------------------------------
Imagistics International, Inc.                                                        1,160               14,326
----------------------------------------------------------------------------------------------------------------
McGraw-Hill Cos., Inc.(The)                                                           4,300              262,214
----------------------------------------------------------------------------------------------------------------
R.H. Donnelley Corp.(1)                                                              13,500              392,175
----------------------------------------------------------------------------------------------------------------
Readers Digest Assn., Inc.(The), Cl. A                                               18,600              429,288
----------------------------------------------------------------------------------------------------------------
USA Networks, Inc.(1)                                                                20,200              551,662
                                                                                                     -----------
                                                                                                      10,432,057
----------------------------------------------------------------------------------------------------------------
Retail: General--3.2%
Costco Wholesale Corp.(1)                                                            50,700            2,250,066
----------------------------------------------------------------------------------------------------------------
Dillard's, Inc., Cl. A                                                                8,200              131,200
----------------------------------------------------------------------------------------------------------------
Dollar General Corp.                                                                  5,200               77,480
----------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                                                 31,200            1,276,080
----------------------------------------------------------------------------------------------------------------
Foot Locker, Inc.(1)                                                                 39,900              624,435
----------------------------------------------------------------------------------------------------------------
Kohl's Corp.(1)                                                                      33,700            2,373,828
----------------------------------------------------------------------------------------------------------------
May Department Stores Co.                                                            70,500            2,607,090
----------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                                 101,500            4,835,460
----------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                               366,600           21,097,830
                                                                                                     -----------
                                                                                                      35,273,469

              Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                    Shares          See Note 1
----------------------------------------------------------------------------------------------------------------

Retail: Specialty--3.0%
American Eagle Outfitters, Inc.(1)                                                   22,500          $   588,825
----------------------------------------------------------------------------------------------------------------
AutoNation, Inc.(1)                                                                  15,700              193,581
----------------------------------------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.(1)                                                           40,100            1,359,390
----------------------------------------------------------------------------------------------------------------
BJ's Wholesale Club, Inc.(1)                                                         25,000            1,102,500
----------------------------------------------------------------------------------------------------------------
Borders Group, Inc.(1)                                                                3,500               69,440
----------------------------------------------------------------------------------------------------------------
Chico's FAS, Inc.(1)                                                                 17,800              706,660
----------------------------------------------------------------------------------------------------------------
Circuit City Stores, Inc./CarMax Group(1)                                             2,700               61,398
----------------------------------------------------------------------------------------------------------------
Electronics Boutique Holdings Corp.(1)                                                8,800              351,472
----------------------------------------------------------------------------------------------------------------
Gap, Inc.                                                                           223,000            3,108,620
----------------------------------------------------------------------------------------------------------------
Genesco, Inc.(1)                                                                      2,000               41,520
----------------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                                    214,500           10,941,645
----------------------------------------------------------------------------------------------------------------
Hot Topic, Inc.(1)                                                                   20,400              640,356
----------------------------------------------------------------------------------------------------------------
Lands' End, Inc.(1)                                                                   1,300               65,208
----------------------------------------------------------------------------------------------------------------
Michaels Stores, Inc.(1)                                                              5,200              171,340
----------------------------------------------------------------------------------------------------------------
Nike, Inc., Cl. B                                                                    48,700            2,738,888
----------------------------------------------------------------------------------------------------------------
Office Depot, Inc.(1)                                                                53,200              986,328
----------------------------------------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                                                  2,018               34,992
----------------------------------------------------------------------------------------------------------------
Reebok International Ltd.(1)                                                          5,000              132,500
----------------------------------------------------------------------------------------------------------------
Rite Aid Corp.(1)                                                                    26,800              135,608
----------------------------------------------------------------------------------------------------------------
Ross Stores, Inc.                                                                    50,100            1,607,208
----------------------------------------------------------------------------------------------------------------
Talbots, Inc.(The)                                                                   33,100            1,199,875
----------------------------------------------------------------------------------------------------------------
Target Corp.                                                                         58,900            2,417,845
----------------------------------------------------------------------------------------------------------------
Tech Data Corp.(1)                                                                    9,200              398,176
----------------------------------------------------------------------------------------------------------------
TJX Cos., Inc.(The)                                                                 101,500            4,045,790
                                                                                                     -----------
                                                                                                      33,099,165
----------------------------------------------------------------------------------------------------------------
Textile, Apparel & Home Furnishings--0.4%
Abercrombie & Fitch Co., Cl. A(1)                                                    35,300              936,509
----------------------------------------------------------------------------------------------------------------
bebe stores, inc.(1)                                                                  1,600               29,856
----------------------------------------------------------------------------------------------------------------
Coach, Inc.(1)                                                                       28,924            1,127,458
----------------------------------------------------------------------------------------------------------------
Deb Shops, Inc.                                                                         700               16,975
----------------------------------------------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                                                         11,000              364,870
----------------------------------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                                  25,000            1,243,750
----------------------------------------------------------------------------------------------------------------
Mohawk Industries, Inc.(1)                                                            7,500              411,600
----------------------------------------------------------------------------------------------------------------
Tommy Hilfiger Corp.(1)                                                               6,500               89,375
----------------------------------------------------------------------------------------------------------------
Too, Inc.(1)                                                                         13,657              375,567
                                                                                                     -----------
                                                                                                       4,595,960
----------------------------------------------------------------------------------------------------------------
Consumer Staples--9.5%
----------------------------------------------------------------------------------------------------------------
Beverages-1.6%
Adolph Coors Co., Cl. B                                                               3,400              181,560
----------------------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                           110,300            4,986,663
----------------------------------------------------------------------------------------------------------------
Coca-Cola Co.(The)                                                                  194,400            9,165,960
----------------------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                                        68,450            3,332,830
                                                                                                     -----------
                                                                                                      17,667,013

               Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                    Shares          See Note 1
----------------------------------------------------------------------------------------------------------------

Broadcasting--0.3%
Comcast Corp., Cl. A Special                                                         36,600          $ 1,317,600
----------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A(1)                                               4,400              120,868
----------------------------------------------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares(1)                                            4,200              111,426
----------------------------------------------------------------------------------------------------------------
Gemstar-TV Guide International, Inc.(1)                                              52,700            1,459,790
----------------------------------------------------------------------------------------------------------------
Hispanic Broadcasting Corp.(1)                                                        2,600               66,300
----------------------------------------------------------------------------------------------------------------
Univision Communications, Inc., Cl. A(1)                                             15,600              631,176
                                                                                                     -----------
                                                                                                       3,707,160
----------------------------------------------------------------------------------------------------------------
Education--0.0%
Corinthian Colleges, Inc.(1)                                                          2,300               94,047
----------------------------------------------------------------------------------------------------------------
Education Management Corp.(1)                                                         1,700               61,625
----------------------------------------------------------------------------------------------------------------
ITT Educational Services, Inc.(1)                                                     4,700              173,289
                                                                                                     -----------
                                                                                                         328,961
----------------------------------------------------------------------------------------------------------------
Entertainment--1.7%
Applebee's International, Inc.                                                        7,700              263,340
----------------------------------------------------------------------------------------------------------------
Brinker International, Inc.(1)                                                       65,500            1,949,280
----------------------------------------------------------------------------------------------------------------
CBRL Group, Inc.                                                                      2,700               79,488
----------------------------------------------------------------------------------------------------------------
CEC Entertainment, Inc.(1)                                                           12,300              533,697
----------------------------------------------------------------------------------------------------------------
Darden Restaurants, Inc.                                                             59,500            2,106,300
----------------------------------------------------------------------------------------------------------------
Disney (Walt) Co.                                                                   125,900            2,608,648
----------------------------------------------------------------------------------------------------------------
Landry's Restaurants, Inc.                                                            1,500               27,975
----------------------------------------------------------------------------------------------------------------
Liberty Media Corp., Cl. A(1)                                                        58,900              824,600
----------------------------------------------------------------------------------------------------------------
McDonald's Corp.                                                                    118,800            3,144,636
----------------------------------------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(1)                                                    7,100              335,830
----------------------------------------------------------------------------------------------------------------
Papa John's International, Inc.(1)                                                    1,200               32,976
----------------------------------------------------------------------------------------------------------------
Pixar, Inc.(1)                                                                          600               21,576
----------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                                                         10,500              170,100
----------------------------------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                                                                   45,200              932,476
----------------------------------------------------------------------------------------------------------------
Ryan's Family Steak Houses, Inc.(1)                                                   8,300              179,695
----------------------------------------------------------------------------------------------------------------
Sonic Corp.(1)                                                                        2,000               72,000
----------------------------------------------------------------------------------------------------------------
THQ, Inc.(1)                                                                         19,200              930,624
----------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(1)                                                    6,900              339,480
----------------------------------------------------------------------------------------------------------------
Viacom, Inc., Cl. B(1)                                                               60,830            2,685,644
----------------------------------------------------------------------------------------------------------------
Wendy's International, Inc.                                                          38,800            1,131,796
                                                                                                     -----------
                                                                                                      18,370,161
----------------------------------------------------------------------------------------------------------------
Food--2.1%
Archer-Daniels-Midland Co.                                                           18,925              271,574
----------------------------------------------------------------------------------------------------------------
Campbell Soup Co.                                                                   106,800            3,190,116
----------------------------------------------------------------------------------------------------------------
ConAgra Foods, Inc.                                                                 109,400            2,600,438
----------------------------------------------------------------------------------------------------------------
Interstate Bakeries Corp.                                                             1,800               43,524
----------------------------------------------------------------------------------------------------------------
Kellogg Co.                                                                          15,100              454,510
----------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A                                                            153,000            5,206,590
----------------------------------------------------------------------------------------------------------------
Performance Food Group Co.(1)                                                         3,200              112,544

             Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                    Shares          See Note 1
----------------------------------------------------------------------------------------------------------------

Food (continued)
Sara Lee Corp.                                                                      154,138          $ 3,426,488
----------------------------------------------------------------------------------------------------------------
Sysco Corp.                                                                          21,400              561,108
----------------------------------------------------------------------------------------------------------------
Tyson Foods, Inc., Cl. A                                                             13,200              152,460
----------------------------------------------------------------------------------------------------------------
Unilever NV, NY Shares                                                               78,100            4,499,341
----------------------------------------------------------------------------------------------------------------
Wrigley William Jr. Co.                                                              55,600            2,856,172
                                                                                                     -----------
                                                                                                      23,374,865
----------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--1.1%
Albertson's, Inc.                                                                    65,100            2,049,999
----------------------------------------------------------------------------------------------------------------
CVS Corp.                                                                            97,100            2,874,160
----------------------------------------------------------------------------------------------------------------
Duane Reade, Inc.(1)                                                                  2,700               81,945
----------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc.                                                                   27,500              508,750
----------------------------------------------------------------------------------------------------------------
Kroger Co.(The)(1)                                                                   71,000            1,481,770
----------------------------------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                                     69,700            2,909,975
----------------------------------------------------------------------------------------------------------------
Walgreen Co.                                                                         70,800            2,383,128
                                                                                                     -----------
                                                                                                      12,289,727
----------------------------------------------------------------------------------------------------------------
Household Goods--1.3%
Avon Products, Inc.                                                                  31,000            1,441,500
----------------------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                                40,600            2,344,650
----------------------------------------------------------------------------------------------------------------
Dial Corp.(The)                                                                       4,700               80,605
----------------------------------------------------------------------------------------------------------------
Gillette Co.                                                                         82,300            2,748,820
----------------------------------------------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                                                          41,200            1,168,020
----------------------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                                 86,900            6,876,397
                                                                                                     -----------
                                                                                                      14,659,992
----------------------------------------------------------------------------------------------------------------
Tobacco--1.4%
Philip Morris Cos., Inc.                                                            247,100           11,329,535
----------------------------------------------------------------------------------------------------------------
R.J. Reynolds Tobacco Holdings, Inc.                                                 63,700            3,586,310
                                                                                                     -----------
                                                                                                      14,915,845
----------------------------------------------------------------------------------------------------------------
Energy--9.5%
----------------------------------------------------------------------------------------------------------------
Energy Services--0.6%
Baker Hughes, Inc.                                                                   24,900              908,103
----------------------------------------------------------------------------------------------------------------
ENSCO International, Inc.                                                            45,700            1,135,645
----------------------------------------------------------------------------------------------------------------
Halliburton Co.                                                                      75,300              986,430
----------------------------------------------------------------------------------------------------------------
Headwaters, Inc.(1)                                                                   2,700               30,942
----------------------------------------------------------------------------------------------------------------
Helmerich & Payne, Inc.                                                               7,600              253,688
----------------------------------------------------------------------------------------------------------------
Massey Energy Co.                                                                    11,100              230,103
----------------------------------------------------------------------------------------------------------------
Nabors Industries, Inc.(1)                                                           17,900              614,507
----------------------------------------------------------------------------------------------------------------
PanCanadian Energy Corp.                                                              8,100              209,566
----------------------------------------------------------------------------------------------------------------
Precision Drilling Corp.(1)                                                           4,000              103,280
----------------------------------------------------------------------------------------------------------------
Progress Energy, Inc., Contingent Value Obligation(1)                                32,000               13,600
----------------------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                                    20,700            1,137,465
----------------------------------------------------------------------------------------------------------------
Stolt Offshore SA, ADR(1)                                                            48,400              435,600
----------------------------------------------------------------------------------------------------------------
Varco International, Inc.(1)                                                         14,200              212,716
                                                                                                     -----------
                                                                                                       6,271,645

               Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                   Shares           See Note 1
----------------------------------------------------------------------------------------------------------------

Oil: Domestic--6.9%
Amerada Hess Corp.                                                                   32,200          $ 2,012,500
----------------------------------------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                                             44,300            2,518,455
----------------------------------------------------------------------------------------------------------------
Ashland, Inc.                                                                        13,300              612,864
----------------------------------------------------------------------------------------------------------------
Brown (Tom), Inc.(1)                                                                 97,500            2,633,475
----------------------------------------------------------------------------------------------------------------
Burlington Resources, Inc.                                                           22,500              844,650
----------------------------------------------------------------------------------------------------------------
Cabot Oil & Gas Corp., Cl. A                                                         10,900              262,145
----------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.(1)                                                           10,800               71,388
----------------------------------------------------------------------------------------------------------------
ChevronTexaco Corp.                                                                 144,450           12,944,164
----------------------------------------------------------------------------------------------------------------
Conoco, Inc.                                                                        172,600            4,884,580
----------------------------------------------------------------------------------------------------------------
EOG Resources, Inc.                                                                  52,100            2,037,631
----------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                   581,916           22,869,299
----------------------------------------------------------------------------------------------------------------
Frontier Oil Corp.                                                                  154,800            2,575,872
----------------------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                                  71,076            2,027,088
----------------------------------------------------------------------------------------------------------------
Murphy Oil Corp.                                                                     52,500            4,412,100
----------------------------------------------------------------------------------------------------------------
Newfield Exploration Co.(1)                                                          10,000              355,100
----------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                          111,800            2,966,054
----------------------------------------------------------------------------------------------------------------
Ocean Energy, Inc.                                                                    5,600              107,520
----------------------------------------------------------------------------------------------------------------
Phillips Petroleum Co.                                                               83,080            5,006,401
----------------------------------------------------------------------------------------------------------------
Stone Energy Corp.(1)                                                                15,900              628,050
----------------------------------------------------------------------------------------------------------------
Sunoco, Inc.                                                                         29,700            1,108,998
----------------------------------------------------------------------------------------------------------------
Tesoro Petroleum Corp.(1)                                                            20,600              270,066
----------------------------------------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                                                       4,900              242,452
----------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                         52,100            1,879,247
----------------------------------------------------------------------------------------------------------------
USX-Marathon Group, Inc.                                                             83,100            2,493,000
                                                                                                     -----------
                                                                                                      75,763,099
----------------------------------------------------------------------------------------------------------------
Oil: International--2.0%
Baytex Energy Ltd.(1)                                                               107,400              294,016
----------------------------------------------------------------------------------------------------------------
Canadian 88 Energy Corp.(1)                                                         580,000              654,012
----------------------------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                                                     136,884            3,285,113
----------------------------------------------------------------------------------------------------------------
Compton Petroleum Corp.(1)                                                          240,000              631,460
----------------------------------------------------------------------------------------------------------------
Paramount Resources Ltd.(1)                                                         147,700            1,304,623
----------------------------------------------------------------------------------------------------------------
Rio Alto Exploration Ltd.(1)                                                         63,150              739,776
----------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                                                219,000           10,735,380
----------------------------------------------------------------------------------------------------------------
Talisman Energy, Inc.                                                               102,900            3,899,925
                                                                                                     -----------
                                                                                                      21,544,305
----------------------------------------------------------------------------------------------------------------
Financial--25.0%
----------------------------------------------------------------------------------------------------------------
Banks--5.4%
American Home Mortgage Holdings, Inc.                                                 1,200               14,520
----------------------------------------------------------------------------------------------------------------
AmSouth Bancorp                                                                       3,300               62,370
----------------------------------------------------------------------------------------------------------------
Astoria Financial Corp.                                                              29,800              788,508
----------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                               203,300           12,797,735
----------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc.(The)                                                      61,500            2,509,200
----------------------------------------------------------------------------------------------------------------
Bank One Corp.                                                                      124,400            4,857,820

             Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                   Shares           See Note 1
----------------------------------------------------------------------------------------------------------------

Banks (continued)
Banknorth Group, Inc.                                                                4,700           $   105,844
----------------------------------------------------------------------------------------------------------------
BB&T Corp.                                                                          60,100             2,170,211
----------------------------------------------------------------------------------------------------------------
Charter One Financial, Inc.                                                         41,070             1,115,050
----------------------------------------------------------------------------------------------------------------
City National Corp.                                                                  1,700                79,645
----------------------------------------------------------------------------------------------------------------
Comerica, Inc.                                                                      40,600             2,326,380
----------------------------------------------------------------------------------------------------------------
Commerce Bancorp, Inc.                                                               5,400               212,436
----------------------------------------------------------------------------------------------------------------
Compass Bancshares, Inc.                                                             1,800                50,940
----------------------------------------------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                                                             700                21,616
----------------------------------------------------------------------------------------------------------------
Downey Financial Corp.                                                               1,500                61,875
----------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                                         12,000               438,000
----------------------------------------------------------------------------------------------------------------
Hibernia Corp., Cl. A                                                                8,900               158,331
----------------------------------------------------------------------------------------------------------------
Independence Community Bank Corp.                                                    8,000               182,080
----------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                                            213,100             7,746,185
----------------------------------------------------------------------------------------------------------------
KeyCorp                                                                             65,000             1,582,100
----------------------------------------------------------------------------------------------------------------
Knight Trading Group, Inc.(1)                                                       12,800               141,056
----------------------------------------------------------------------------------------------------------------
Marshall & Ilsley Corp.                                                              3,800               240,464
----------------------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                              75,100             2,825,262
----------------------------------------------------------------------------------------------------------------
National City Corp.                                                                125,300             3,663,772
----------------------------------------------------------------------------------------------------------------
New York Community Bancorp, Inc.                                                     5,500               125,785
----------------------------------------------------------------------------------------------------------------
Northern Trust Corp.                                                                10,700               644,354
----------------------------------------------------------------------------------------------------------------
Pacific Century Financial Corp.                                                      6,500               168,285
----------------------------------------------------------------------------------------------------------------
PNC Financial Services Group                                                        58,900             3,310,180
----------------------------------------------------------------------------------------------------------------
Prosperity Bancshares, Inc.                                                         67,500             1,821,825
----------------------------------------------------------------------------------------------------------------
Regions Financial Corp.                                                              1,800                53,892
----------------------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                                64,000             4,012,800
----------------------------------------------------------------------------------------------------------------
U.S. Bancorp                                                                        30,070               629,365
----------------------------------------------------------------------------------------------------------------
Union Planters Corp.                                                                 6,100               275,293
----------------------------------------------------------------------------------------------------------------
UnionBanCal Corp.                                                                    9,000               342,000
----------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                      44,800             1,404,928
----------------------------------------------------------------------------------------------------------------
Wachovia Corp.(1)                                                                    6,000                    --
----------------------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                                     55,900             2,428,855
                                                                                                     -----------
                                                                                                      59,368,962
----------------------------------------------------------------------------------------------------------------
Diversified Financial--13.0%
Affiliated Managers Group, Inc.(1)                                                  10,700               754,136
----------------------------------------------------------------------------------------------------------------
American Express Co.                                                               136,700             4,878,823
----------------------------------------------------------------------------------------------------------------
AmeriCredit Corp.(1)                                                                25,600               807,680
----------------------------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc.(The)                                                        45,200             2,650,528
----------------------------------------------------------------------------------------------------------------
Capital One Financial Corp.                                                         72,300             3,900,585
----------------------------------------------------------------------------------------------------------------
Certegy, Inc.(1)                                                                     1,750                59,885
----------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                    354,066            17,873,252
----------------------------------------------------------------------------------------------------------------
Concord EFS, Inc.(1)                                                                10,000               327,800
----------------------------------------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                                                 56,500             2,314,805
----------------------------------------------------------------------------------------------------------------
Doral Financial Corp.                                                                1,000                31,210
----------------------------------------------------------------------------------------------------------------
eFunds Corp.(1)                                                                      8,213               112,929

               Oppenheimer Main Street Growth & Income Fund/VA               13

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                 Shares             See Note 1
----------------------------------------------------------------------------------------------------------------

Diversified Financial (continued)
Fannie Mae                                                                       119,500            $  9,500,250
----------------------------------------------------------------------------------------------------------------
First American Corp.(The)                                                          3,400                  63,716
----------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                      103,900               6,795,060
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.(The)                                                    68,300               6,334,825
----------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                     91,000               5,272,540
----------------------------------------------------------------------------------------------------------------
Instinet Group, Inc.(1)                                                           11,800                 118,590
----------------------------------------------------------------------------------------------------------------
iShares Russell 2000 Index Fund                                                  495,000              47,693,250
----------------------------------------------------------------------------------------------------------------
iShares Russell 2000 Value Index Fund                                             26,000               3,328,000
----------------------------------------------------------------------------------------------------------------
iShares S&P SmallCap 600 Index Fund                                               30,000               3,432,000
----------------------------------------------------------------------------------------------------------------
John Hancock Financial Services, Inc.                                             86,500               3,572,450
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                                    70,800               4,729,440
----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                         10,600                 552,472
----------------------------------------------------------------------------------------------------------------
Metris Cos., Inc.                                                                 19,600                 503,916
----------------------------------------------------------------------------------------------------------------
MGIC Investment Corp.                                                             46,300               2,857,636
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                                 100,600               5,627,564
----------------------------------------------------------------------------------------------------------------
PMI Group, Inc.(The)                                                              34,300               2,298,443
----------------------------------------------------------------------------------------------------------------
Providian Financial Corp.                                                         60,500                 214,775
----------------------------------------------------------------------------------------------------------------
Prudential Financial, Inc.(1)                                                     22,400                 743,456
----------------------------------------------------------------------------------------------------------------
SEI Investments Co.                                                                7,300                 329,303
----------------------------------------------------------------------------------------------------------------
Simon Property Group, Inc.                                                        11,300                 331,429
----------------------------------------------------------------------------------------------------------------
Stilwell Financial, Inc.                                                          62,300               1,695,806
----------------------------------------------------------------------------------------------------------------
USA Education, Inc.                                                               37,000               3,108,740
                                                                                                    ------------
                                                                                                     142,815,294
----------------------------------------------------------------------------------------------------------------
Insurance--5.2%
AFLAC, Inc.                                                                      139,500               3,426,120
----------------------------------------------------------------------------------------------------------------
Allmerica Financial Corp.                                                          2,400                 106,920
----------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                   157,500               5,307,750
----------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                               191,740              15,224,156
----------------------------------------------------------------------------------------------------------------
Cigna Corp.                                                                       57,600               5,336,640
----------------------------------------------------------------------------------------------------------------
Cincinnati Financial Corp.                                                         8,200                 312,830
----------------------------------------------------------------------------------------------------------------
Fidelity National Financial, Inc.                                                 58,380               1,447,824
----------------------------------------------------------------------------------------------------------------
First Health Group Corp.(1)                                                       11,200                 277,088
----------------------------------------------------------------------------------------------------------------
Hilb, Rogal & Hamilton Co.                                                         3,300                 184,965
----------------------------------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                                             26,450               1,223,842
----------------------------------------------------------------------------------------------------------------
Lincoln National Corp.                                                            62,200               3,021,054
----------------------------------------------------------------------------------------------------------------
Loews Corp.                                                                       16,900                 935,922
----------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                                       18,300               1,966,335
----------------------------------------------------------------------------------------------------------------
MBIA, Inc.                                                                        38,350               2,056,711
----------------------------------------------------------------------------------------------------------------
MetLife, Inc.                                                                    193,600               6,133,248
----------------------------------------------------------------------------------------------------------------
Ohio Casualty Corp.(1)                                                             2,700                  43,335
----------------------------------------------------------------------------------------------------------------
Old Republic International Corp.                                                     100                   2,801
----------------------------------------------------------------------------------------------------------------
Phoenix Cos., Inc.(The)(1)                                                        24,500                 453,250

             Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                    Shares          See Note 1
----------------------------------------------------------------------------------------------------------------

Insurance (continued)
Principal Financial Group, Inc.(The)(1)                                              23,700          $   568,800
----------------------------------------------------------------------------------------------------------------
Progressive Corp.                                                                    27,800            4,150,540
----------------------------------------------------------------------------------------------------------------
Radian Group, Inc.                                                                   27,900            1,198,305
----------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                                  53,950            2,372,182
----------------------------------------------------------------------------------------------------------------
UnumProvident Corp.                                                                  16,700              442,717
----------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                               14,500            1,324,720
                                                                                                     -----------
                                                                                                      57,518,055
----------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.2%
Equity Office Properties Trust                                                       59,700            1,795,776
----------------------------------------------------------------------------------------------------------------
Equity Residential Properties Trust                                                   3,700              106,227
----------------------------------------------------------------------------------------------------------------
Indymac Mortgage Holdings, Inc.(1)                                                   11,500              268,870
                                                                                                     -----------
                                                                                                       2,170,873
----------------------------------------------------------------------------------------------------------------
Savings & Loans--1.2%
Dime Bancorp, Inc.                                                                   37,000            1,334,960
----------------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc.                                                           92,600            2,421,490
----------------------------------------------------------------------------------------------------------------
Golden West Financial Corp.                                                          55,400            3,260,290
----------------------------------------------------------------------------------------------------------------
Greenpoint Financial Corp.                                                           34,200            1,222,650
----------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                             143,750            4,700,625
----------------------------------------------------------------------------------------------------------------
Webster Financial Corp.                                                               1,100               34,683
                                                                                                     -----------
                                                                                                      12,974,698
----------------------------------------------------------------------------------------------------------------
Healthcare--11.8%
----------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--9.0%
Abbott Laboratories                                                                  54,700            3,049,525
----------------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                         43,400            2,663,024
----------------------------------------------------------------------------------------------------------------
Amgen, Inc.(1)                                                                       87,600            4,944,144
----------------------------------------------------------------------------------------------------------------
Barr Laboratories, Inc.(1)                                                            4,700              372,992
----------------------------------------------------------------------------------------------------------------
Biogen, Inc.(1)                                                                      14,200              814,370
----------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                             94,900            4,839,900
----------------------------------------------------------------------------------------------------------------
Chiron Corp.(1)                                                                      52,100            2,284,064
----------------------------------------------------------------------------------------------------------------
CIMA Labs, Inc.(1)                                                                    5,300              191,595
----------------------------------------------------------------------------------------------------------------
COR Therapeutics, Inc.(1)                                                             4,000               95,720
----------------------------------------------------------------------------------------------------------------
CV Therapeutics, Inc.(1)                                                              6,900              358,938
----------------------------------------------------------------------------------------------------------------
Diagnostic Products Corp.                                                             1,100               48,345
----------------------------------------------------------------------------------------------------------------
Edwards Lifesciences Corp.(1)                                                         1,700               46,971
----------------------------------------------------------------------------------------------------------------
Forest Laboratories, Inc.(1)                                                         48,000            3,933,600
----------------------------------------------------------------------------------------------------------------
Genentech, Inc.(1)                                                                   75,400            4,090,450
----------------------------------------------------------------------------------------------------------------
Genta, Inc.(1)                                                                        7,100              101,033
----------------------------------------------------------------------------------------------------------------
HCA, Inc.                                                                           121,900            4,698,026
----------------------------------------------------------------------------------------------------------------
Humana, Inc.(1)                                                                       5,400               63,666
----------------------------------------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(1)                                                       6,800              132,192
----------------------------------------------------------------------------------------------------------------
Isis Pharmaceuticals, Inc.(1)                                                         1,300               28,847
----------------------------------------------------------------------------------------------------------------
IVAX Corp.(1)                                                                        28,250              568,955

               Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                    Shares          See Note 1
----------------------------------------------------------------------------------------------------------------

Healthcare/Drugs (continued)
Johnson & Johnson                                                                   219,206          $12,955,075
----------------------------------------------------------------------------------------------------------------
LifePoint Hospitals, Inc.(1)                                                         11,700              398,268
----------------------------------------------------------------------------------------------------------------
Lilly (Eli) & Co.                                                                   105,800            8,309,532
----------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                                   199,900           11,754,120
----------------------------------------------------------------------------------------------------------------
Myriad Genetics, Inc.(1)                                                              5,900              310,576
----------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                        482,200           19,215,670
----------------------------------------------------------------------------------------------------------------
Respironics, Inc.(1)                                                                  3,000              103,920
----------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                               124,800            4,469,088
----------------------------------------------------------------------------------------------------------------
Sepracor, Inc.(1)                                                                     9,200              524,952
----------------------------------------------------------------------------------------------------------------
Serologicals Corp.(1)                                                                 3,000               64,500
----------------------------------------------------------------------------------------------------------------
Sicor, Inc.(1)                                                                       15,100              236,768
----------------------------------------------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.(1)                                               23,700              946,815
----------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                             75,100            5,314,827
----------------------------------------------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc.(1)                                                       4,600              113,114
----------------------------------------------------------------------------------------------------------------
XOMA Ltd.(1)                                                                            300                2,955
----------------------------------------------------------------------------------------------------------------
Zimmer Holdings, Inc.(1)                                                             21,010              641,645
                                                                                                     -----------
                                                                                                      98,688,182
----------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.8%
Accredo Health, Inc.(1)                                                               2,400               95,280
----------------------------------------------------------------------------------------------------------------
Allergan, Inc.                                                                       25,900            1,943,795
----------------------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.(1)                                                       7,900              197,421
----------------------------------------------------------------------------------------------------------------
Baxter International, Inc.                                                           35,700            1,914,591
----------------------------------------------------------------------------------------------------------------
Becton, Dickinson & Co.                                                              51,600            1,710,540
----------------------------------------------------------------------------------------------------------------
Biosite, Inc.(1)                                                                        400                7,348
----------------------------------------------------------------------------------------------------------------
Caremark Rx, Inc.(1)                                                                109,500            1,785,945
----------------------------------------------------------------------------------------------------------------
Cooper Cos., Inc.(The)                                                                2,300              114,954
----------------------------------------------------------------------------------------------------------------
Covance, Inc.(1)                                                                     10,600              240,620
----------------------------------------------------------------------------------------------------------------
DaVita, Inc.(1)                                                                      11,600              283,620
----------------------------------------------------------------------------------------------------------------
Health Net, Inc.(1)                                                                  15,900              346,302
----------------------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                                                  7,000              103,740
----------------------------------------------------------------------------------------------------------------
Laboratory Corp. of America Holdings, Inc.(1)                                        23,300            1,883,805
----------------------------------------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                                                            22,300              638,895
----------------------------------------------------------------------------------------------------------------
Manor Care, Inc.(1)                                                                  59,100            1,401,261
----------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                                      10,900              558,189
----------------------------------------------------------------------------------------------------------------
Mid Atlantic Medical Services, Inc.(1)                                                1,900               43,130
----------------------------------------------------------------------------------------------------------------
Option Care, Inc.(1)                                                                  3,500               68,425
----------------------------------------------------------------------------------------------------------------
Orthodontic Centers of America, Inc.(1)                                               1,500               45,750
----------------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc.(1)                                                         82,700            2,492,578
----------------------------------------------------------------------------------------------------------------
Patterson Dental Co.(1)                                                               4,500              184,185
----------------------------------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)                                                      5,400              183,168
----------------------------------------------------------------------------------------------------------------
Quest Diagnostics, Inc.(1)                                                           12,200              874,862
----------------------------------------------------------------------------------------------------------------
RehabCare Group, Inc.(1)                                                              2,900               85,840

             Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                    Shares          See Note 1
----------------------------------------------------------------------------------------------------------------

Healthcare/Supplies & Services (continued)
Schein (Henry), Inc.(1)                                                               9,500          $   351,785
----------------------------------------------------------------------------------------------------------------
Stryker Corp.(1)                                                                     20,100            1,173,237
----------------------------------------------------------------------------------------------------------------
SurModics, Inc.(1)                                                                    1,300               47,398
----------------------------------------------------------------------------------------------------------------
Techne Corp.(1)                                                                       5,500              202,675
----------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                                            90,300            5,302,416
----------------------------------------------------------------------------------------------------------------
Trigon Healthcare, Inc.(1)                                                           20,800            1,444,560
----------------------------------------------------------------------------------------------------------------
Universal Health Services, Inc., Cl. B(1)                                            42,600            1,822,428
----------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                                   24,400            2,851,140
                                                                                                     -----------
                                                                                                      30,399,883
----------------------------------------------------------------------------------------------------------------
Technology--12.0%
----------------------------------------------------------------------------------------------------------------
Computer Hardware--3.0%
Adaptec, Inc.(1)                                                                     11,300              163,850
----------------------------------------------------------------------------------------------------------------
Agilent Technologies, Inc.(1)                                                         7,928              226,027
----------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                               403,200            3,935,232
----------------------------------------------------------------------------------------------------------------
Dell Computer Corp.(1)                                                              215,800            5,865,444
----------------------------------------------------------------------------------------------------------------
Handspring, Inc.(1)                                                                  11,500               77,510
----------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                  29,900              614,146
----------------------------------------------------------------------------------------------------------------
Ingram Micro, Inc., Cl. A(1)                                                          3,400               58,888
----------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                               147,400           17,829,504
----------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc.(1)                                                            89,500            1,696,025
----------------------------------------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A(1)                                                14,500              855,500
----------------------------------------------------------------------------------------------------------------
Mentor Graphics Corp.(1)                                                              3,500               82,495
----------------------------------------------------------------------------------------------------------------
Mercury Computer Systems, Inc.(1)                                                     1,600               62,576
----------------------------------------------------------------------------------------------------------------
Microtune, Inc.(1)                                                                    2,700               63,342
----------------------------------------------------------------------------------------------------------------
Network Appliance, Inc.(1)                                                           29,500              645,165
----------------------------------------------------------------------------------------------------------------
Storage Technology Corp.(1)                                                           9,100              188,097
                                                                                                     -----------
                                                                                                      32,363,801
----------------------------------------------------------------------------------------------------------------
Computer Services--0.7%
CACI International, Inc., Cl. A(1)                                                    3,200              126,352
----------------------------------------------------------------------------------------------------------------
Emulex Corp.(1)                                                                      39,300            1,552,743
----------------------------------------------------------------------------------------------------------------
First Data Corp.                                                                     56,900            4,463,805
----------------------------------------------------------------------------------------------------------------
Foundry Networks, Inc.(1)                                                            21,700              176,855
----------------------------------------------------------------------------------------------------------------
Kronos, Inc.(1)                                                                       2,100              101,598
----------------------------------------------------------------------------------------------------------------
Openwave Systems, Inc.(1)                                                            26,900              263,351
----------------------------------------------------------------------------------------------------------------
Overture Services, Inc.(1)                                                            8,400              297,612
----------------------------------------------------------------------------------------------------------------
Paychex, Inc.                                                                        22,350              778,898
----------------------------------------------------------------------------------------------------------------
Sonus Networks, Inc.(1)                                                              18,300               84,546
----------------------------------------------------------------------------------------------------------------
Unisys Corp.(1)                                                                      13,700              171,798
----------------------------------------------------------------------------------------------------------------
Websense, Inc.(1)                                                                     4,800              153,936
                                                                                                     -----------
                                                                                                       8,171,494

               Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                    Shares          See Note 1
----------------------------------------------------------------------------------------------------------------
Computer Software--4.5%
Acclaim Entertainment, Inc.(1)                                                       10,600          $    56,180
----------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc.                                                                  65,000            2,018,250
----------------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.(1)                                                      32,000              701,440
----------------------------------------------------------------------------------------------------------------
Citrix Systems, Inc.(1)                                                              77,500            1,756,150
----------------------------------------------------------------------------------------------------------------
CSG Systems International, Inc.(1)                                                    4,300              173,935
----------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.(1)                                                              9,100              545,545
----------------------------------------------------------------------------------------------------------------
Fair, Isaac & Co., Inc.                                                               1,600              100,832
----------------------------------------------------------------------------------------------------------------
Interwoven, Inc.(1)                                                                   7,000               68,180
----------------------------------------------------------------------------------------------------------------
McDATA Corp., Cl. A(1)                                                                4,887              119,732
----------------------------------------------------------------------------------------------------------------
McDATA Corp., Cl. B(1)                                                               11,400              286,254
----------------------------------------------------------------------------------------------------------------
Mercury Interactive Corp.(1)                                                         25,200              856,296
----------------------------------------------------------------------------------------------------------------
Micromuse, Inc.(1)                                                                   22,900              343,500
----------------------------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                                  451,500           29,911,875
----------------------------------------------------------------------------------------------------------------
Oracle Corp.(1)                                                                     583,800            8,062,278
----------------------------------------------------------------------------------------------------------------
Retek, Inc.(1)                                                                        7,700              229,999
----------------------------------------------------------------------------------------------------------------
RSA Security, Inc.(1)                                                                12,100              211,266
----------------------------------------------------------------------------------------------------------------
Sabre Holdings Corp.(1)                                                              11,200              474,320
----------------------------------------------------------------------------------------------------------------
StorageNetworks, Inc.(1)                                                             20,600              127,308
----------------------------------------------------------------------------------------------------------------
VeriSign, Inc.(1)                                                                    37,000            1,407,480
----------------------------------------------------------------------------------------------------------------
Veritas Software Corp.(1)                                                            38,100            1,708,023
                                                                                                     -----------
                                                                                                      49,158,843
----------------------------------------------------------------------------------------------------------------
Communications Equipment--0.6%
Cisco Systems, Inc.(1)                                                              311,700            5,644,887
----------------------------------------------------------------------------------------------------------------
Enterasys Networks, Inc.(1)                                                          14,600              129,210
----------------------------------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                                             13,700              327,978
----------------------------------------------------------------------------------------------------------------
Tellium, Inc.(1)                                                                     22,000              137,060
                                                                                                     -----------
                                                                                                       6,239,135
----------------------------------------------------------------------------------------------------------------
Electronics--2.9%
Advanced Micro Devices, Inc.(1)                                                      70,700            1,121,302
----------------------------------------------------------------------------------------------------------------
Altera Corp.(1)                                                                      18,700              396,814
----------------------------------------------------------------------------------------------------------------
Analog Devices, Inc.(1)                                                              88,900            3,946,271
----------------------------------------------------------------------------------------------------------------
Arrow Electronics, Inc.(1)                                                            4,700              140,530
----------------------------------------------------------------------------------------------------------------
Engineered Support Systems, Inc.                                                      9,000              307,890
----------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc., Cl. A(1)                                10,700              301,740
----------------------------------------------------------------------------------------------------------------
FLIR Systems, Inc.(1)                                                                 3,200              121,344
----------------------------------------------------------------------------------------------------------------
General Motors Corp., Cl. H(1)                                                       16,700              258,015
----------------------------------------------------------------------------------------------------------------
Genesis Microchip, Inc.(1)                                                           18,800            1,243,056
----------------------------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(1)                                                  10,000              225,900
----------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                         400,100           12,583,145
----------------------------------------------------------------------------------------------------------------
KLA-Tencor Corp.(1)                                                                  72,800            3,607,968
----------------------------------------------------------------------------------------------------------------
Lam Research Corp.(1)                                                                15,800              366,876

             Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                    Market Value
                                                                                    Shares          See Note 1
----------------------------------------------------------------------------------------------------------------

Electronics (continued)
Linear Technology Corp.                                                              68,100          $ 2,658,624
----------------------------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.(1)                                                   12,300              645,873
----------------------------------------------------------------------------------------------------------------
Rambus, Inc.(1)                                                                      16,000              127,840
----------------------------------------------------------------------------------------------------------------
Semtech Corp.(1)                                                                     10,000              356,900
----------------------------------------------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(1)                                                      24,000              294,240
----------------------------------------------------------------------------------------------------------------
Xilinx, Inc.(1)                                                                      83,500            3,260,675
                                                                                                     -----------
                                                                                                      31,965,003
----------------------------------------------------------------------------------------------------------------
Photography--0.3%
Eastman Kodak Co.                                                                   103,500            3,046,005
----------------------------------------------------------------------------------------------------------------
Transportation--1.5%
----------------------------------------------------------------------------------------------------------------
Air Transportation--0.5%
Continental Airlines, Inc., Cl. B(1)                                                 53,258            1,395,892
----------------------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                              206,700            3,819,816
----------------------------------------------------------------------------------------------------------------
UAL Corp.                                                                            13,300              179,550
----------------------------------------------------------------------------------------------------------------
US Airways Group, Inc.(1)                                                             8,100               51,354
                                                                                                     -----------
                                                                                                       5,446,612
----------------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.5%
Burlington Northern Santa Fe Corp.                                                   84,300            2,405,079
----------------------------------------------------------------------------------------------------------------
CSX Corp.                                                                             1,800               63,090
----------------------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                                  52,300            2,981,100
                                                                                                     -----------
                                                                                                       5,449,269
----------------------------------------------------------------------------------------------------------------
Shipping--0.5%
United Parcel Service, Inc., Cl. B                                                   92,000            5,014,000
----------------------------------------------------------------------------------------------------------------
Utilities--5.0%
----------------------------------------------------------------------------------------------------------------
Electric Utilities--4.4%
ALLETE, Inc.                                                                          5,900              148,680
----------------------------------------------------------------------------------------------------------------
American Electric Power Co., Inc.                                                   104,500            4,548,885
----------------------------------------------------------------------------------------------------------------
Cinergy Corp.                                                                         8,500              284,155
----------------------------------------------------------------------------------------------------------------
CMS Energy Corp.                                                                      5,900              141,777
----------------------------------------------------------------------------------------------------------------
Conectiv, Inc.                                                                       11,900              291,431
----------------------------------------------------------------------------------------------------------------
Consolidated Edison Co. of New York, Inc.                                            29,000            1,170,440
----------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                                             77,000            4,627,700
----------------------------------------------------------------------------------------------------------------
DPL, Inc.                                                                             4,000               96,320
----------------------------------------------------------------------------------------------------------------
DTE Energy Co.                                                                       57,900            2,428,326
----------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                                   127,496            5,005,493
----------------------------------------------------------------------------------------------------------------
Entergy Corp.                                                                        59,600            2,330,956
----------------------------------------------------------------------------------------------------------------
Exelon Corp.                                                                         99,324            4,755,633
----------------------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                                   120,300            4,208,094
----------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                      42,300            2,385,720
----------------------------------------------------------------------------------------------------------------
KeySpan Corp.                                                                           100                3,465
----------------------------------------------------------------------------------------------------------------
Mirant Corp.(1)                                                                     116,155            1,860,803
----------------------------------------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                                           6,300              263,655

               Oppenheimer Main Street Growth & Income Fund/VA

Statement of Investments  (Continued)

                                                                                                  Market Value
                                                                                Shares            See Note 1
----------------------------------------------------------------------------------------------------------------

Electric Utilities (continued)
PPL Corp.                                                                            56,000       $    1,951,600
----------------------------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                                64,700            2,729,693
----------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc.                                                                  3,100               82,212
----------------------------------------------------------------------------------------------------------------
Southern Co.                                                                        137,800            3,493,230
----------------------------------------------------------------------------------------------------------------
Teco Energy, Inc.                                                                     3,000               78,720
----------------------------------------------------------------------------------------------------------------
TXU Corp.                                                                            94,900            4,474,535
----------------------------------------------------------------------------------------------------------------
Xcel Energy, Inc.                                                                    46,800            1,298,232
                                                                                                  --------------
                                                                                                      48,659,755
----------------------------------------------------------------------------------------------------------------
Gas Utilities--0.6%
Dynegy, Inc.                                                                          8,000              204,000
----------------------------------------------------------------------------------------------------------------
El Paso Corp.                                                                        35,151            1,568,086
----------------------------------------------------------------------------------------------------------------
Enron Corp.                                                                          74,500               44,700
----------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                                  46,300            2,578,447
----------------------------------------------------------------------------------------------------------------
NICOR, Inc.                                                                           5,900              245,676
----------------------------------------------------------------------------------------------------------------
NiSource, Inc.                                                                       14,600              336,676
----------------------------------------------------------------------------------------------------------------
Western Gas Resources, Inc.                                                           4,500              145,440
----------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                                            76,600            1,954,832
                                                                                                  --------------
                                                                                                       7,077,857
                                                                                                  --------------
Total Common Stocks (Cost $1,029,645,008)                                                          1,059,684,780
                                                                                Units
================================================================================================================
Rights, Warrants and Certificates--0.0%
----------------------------------------------------------------------------------------------------------------
Dime Bancorp, Inc. Wts., Exp. 1/2/10(1) (Cost $0)                                    31,900                4,785

                                                                                Principal
                                                                                Amount
=================================================================================================================
Repurchase Agreements--3.1%
----------------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc.,1.70%, dated 12/31/01, to be repurchased at $33,864,198 on 1/2/02, collateralized by
Federal Home Loan Mtg. Corp., 5.50%-6.50%,12/1/16-12/1/31,
with a value of $28,547,794 and Federal National Mortgage Assn.,
6.50%, 5/1/31, with a value of $6,073,429 (Cost $33,861,000)                    $33,861,000           33,861,000
----------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,063,506,008)                                      99.7%       1,093,550,565
----------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                         0.3            2,940,160
                                                                                -----------       --------------
Net Assets                                                                            100.0%      $1,096,490,725
                                                                                ===========       ==============

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

             Oppenheimer Main Street Growth & Income Fund/VA

Statement of Assets and Liabilities  December 31, 2001

================================================================================================================

Assets
Investments, at value (cost $1,063,506,008)--see accompanying statement                           $1,093,550,565
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                      15,943
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                       7,154,460
Shares of beneficial interest sold                                                                     1,132,258
Interest and dividends                                                                                 1,069,525
Other                                                                                                      6,700
                                                                                                  --------------
Total assets                                                                                       1,102,929,451
================================================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                                                  6,009,683
Shares of beneficial interest redeemed                                                                   260,297
Shareholder reports                                                                                       94,639
Distribution and service plan fees                                                                         6,634
Trustees'compensation                                                                                        822
Transfer and shareholder servicing agent fees                                                                137
Other                                                                                                     66,514
                                                                                                  --------------
Total liabilities                                                                                      6,438,726
================================================================================================================
Net Assets                                                                                        $1,096,490,725
                                                                                                  ==============
================================================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                                        $       57,733
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                         1,240,366,732
----------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                                  7,557,571
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and foreign currency transactions               (181,535,729)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of
assets and liabilities denominated in foreign currencies                                              30,044,418
                                                                                                  --------------
Net Assets                                                                                        $1,096,490,725
                                                                                                  ==============
================================================================================================================
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,074,945,488 and 56,595,502 shares of
beneficial interest outstanding)                                                                          $18.99
----------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $21,545,237 and 1,137,080 shares of beneficial
interest outstanding)                                                                                     $18.95

See accompanying Notes to Financial Statements.

               Oppenheimer Main Street Growth & Income Fund/VA               21

Statement of Operations For the Year Ended  December 31, 2001

================================================================================================================

Investment Income
Dividends (net of foreign withholding taxes of $75,167)                                            $  13,156,369
----------------------------------------------------------------------------------------------------------------
Interest                                                                                               1,923,777
                                                                                                   -------------
Total income                                                                                          15,080,146
================================================================================================================
Expenses
Management fees                                                                                        7,073,905
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                            15,379
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                      223,415
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                               30,900
----------------------------------------------------------------------------------------------------------------
Trustees'compensation                                                                                     14,022
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                             12,943
----------------------------------------------------------------------------------------------------------------
Other                                                                                                    115,066
                                                                                                   -------------
Total expenses                                                                                         7,485,630
Less reduction to custodian expenses                                                                     (12,943)
                                                                                                   -------------
Net expenses                                                                                           7,472,687
================================================================================================================
Net Investment Income                                                                                  7,607,459
================================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                                         (145,944,479)
Foreign currency transactions                                                                           (521,744)
                                                                                                   -------------
Net realized gain (loss)                                                                            (146,466,223)
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                           27,649,658
Translation of assets and liabilities denominated in foreign currencies                                 (568,143)
                                                                                                   -------------
Net change                                                                                            27,081,515
                                                                                                   -------------
Net realized and unrealized gain (loss)                                                             (119,384,708)
================================================================================================================
Net Decrease in Net Assets Resulting from Operations                                               $(111,777,249)
                                                                                                   =============
See accompanying Notes to Financial Statements.

             Oppenheimer Main Street Growth & Income Fund/VA

Statements of Changes in Net Assets

                                                                         Year Ended December 31,
                                                                         2001                   2000
===========================================================================================================

Operations
Net investment income (loss)                                             $    7,607,459      $    5,587,981
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                   (146,466,223)        (33,564,078)
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                         27,081,515         (63,504,788)
                                                                         --------------      --------------
Net increase (decrease) in net assets resulting from operations            (111,777,249)        (91,480,885)
===========================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                           (5,518,418)         (2,497,726)
Service shares                                                                  (19,362)                  -
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                    -         (32,976,915)
Service shares                                                                        -                   -
===========================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                          181,776,278         581,387,859
Service shares                                                               20,508,172           1,777,939
===========================================================================================================
Net Assets
Total increase                                                               84,969,421         456,210,272
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                       1,011,521,304         555,311,032
                                                                         --------------      --------------
End of period [including undistributed (overdistributed) net
investment income of $7,557,571 and $5,513,216, respectively]            $1,096,490,725      $1,011,521,304
                                                                         ==============      ==============

See accompanying Notes to Financial Statements.

               Oppenheimer Main Street Growth & Income Fund/VA

Financial Highlights

                                                   Year Ended December 31,
Non-Service shares                                 2001            2000          1999       1998           1997
===================================================================================================================

Per Share Operating Data
Net asset value, beginning of period                   $21.26          $24.63      $20.48     $20.58         $16.37
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .13             .10         .11        .13            .19
Net realized and unrealized gain (loss)                 (2.29)          (2.14)       4.29        .92           4.91
-------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations          (2.16)          (2.04)       4.40       1.05           5.10
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.11)           (.09)       (.09)      (.05)          (.17)
Distributions from net realized gain                        -           (1.24)       (.16)     (1.10)          (.72)
-------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.11)          (1.33)       (.25)     (1.15)          (.89)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $18.99          $21.26      $24.63     $20.48         $20.58
                                                       ======          ======      ======     ======         ======
===================================================================================================================
Total Return, at Net Asset Value(1)                    (10.16)%         (8.78)%     21.71%      4.70%         32.48%

===================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $1,074,945      $1,009,823    $555,311   $308,353       $155,368
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $1,028,913      $  809,662    $391,063   $234,306       $ 94,906
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                    0.73%           0.69%       0.63%      0.74%          1.15%
Expenses                                                 0.73%           0.73%       0.78%      0.79%(3)       0.83%(3)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    69%             63%        118%        86%            79%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

             Oppenheimer Main Street Growth & Income Fund/VA

Financial Highlights  (Continued)

                                                                                   Year Ended December 31,
Service shares                                                                     2001             2000(1)
==========================================================================================================

Per Share Operating Data
Net asset value, beginning of period                                                $21.24          $24.04
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                  .14             .02
Net realized and unrealized gain (loss)                                              (2.32)          (2.82)
----------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations                                         (2.18)          (2.80)
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                  (.11)              -
Distributions from net realized gain                                                     -               -
----------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                                  (.11)              -
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $18.95          $21.24
                                                                                    ======          ======
==========================================================================================================
Total Return, at Net Asset Value(2)                                                 (10.27)%        (11.61)%

==========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                           $21,545          $1,698
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                  $10,306          $  543
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                                 0.66%           0.50%
Expenses                                                                              0.88%           0.88%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 69%             63%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(3). Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

               Oppenheimer Main Street Growth & Income Fund/VA

Notes to Financial Statements

===============================================================================
1. Significant Accounting Policies

Oppenheimer Main Street Growth & Income Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the
Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

             Oppenheimer Main Street Growth & Income Fund/VA

Notes to Financial Statements  (Continued)

================================================================================
1. Significant Accounting Policies (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                      Expiring
                      ----------------------------------------
                          2008                    $ 28,801,633
                          2009                     140,898,750
                                                  ------------
                         Total                    $169,700,383
                                                  ============

As of December 31, 2001, the Fund had approximately $4,713,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately
$9,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in undistributed net investment income of $25,324. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

               Oppenheimer Main Street Growth & Income Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                 Year Ended December 31, 2001           Year Ended December 31, 2000(1)
                                                 ----------------------------------     ------------------------------------
                                                 Shares           Amount                Shares           Amount
----------------------------------------------------------------------------------------------------------------------------

Non-Service shares
Sold                                             14,383,759       $  283,714,091        27,605,948       $641,709,139
Dividends and/or distributions reinvested           289,225            5,518,418         1,515,363         35,474,641
Redeemed                                         (5,577,498)        (107,456,231)       (4,166,298)       (95,795,921)
                                                 ----------       --------------        ----------        -----------
Net increase (decrease)                           9,095,486       $  181,776,278        24,955,013       $581,387,859
                                                 ==========       ==============        ==========       ============

Service shares
Sold                                              1,070,886       $   20,739,629            79,978       $  1,778,724
Dividends and/or distributions reinvested             1,016               19,362                 -                  -
Redeemed                                            (14,766)            (250,819)              (34)              (785)
                                                 ----------       --------------         ---------       ------------
Net increase (decrease)                           1,057,136       $   20,508,172            79,944       $  1,777,939
                                                 ==========       ==============         =========       ============

1. For the year ended December 31, 2000, for Non-Service shares and for the period from July 13, 2000 (inception of offering) to December 31, 2000, for
Service shares.
==============================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$913,390,643 and $683,818,428, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,070,618,566 was:

           Gross unrealized appreciation               $ 93,137,776
           Gross unrealized depreciation                (70,205,777)
                                                       ------------
           Net unrealized appreciation (depreciation)  $ 22,931,999

Notes to Financial Statements  (Continued)

===============================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and
0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.68%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The
Fund pays OFS an agreed upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

                                                    Appendix A

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below.
Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available informatiomn provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk.
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured.
Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C:  Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Corporation
-------------------------------------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B:  A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2:  Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C:  Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch
-------------------------------------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rates in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD'
obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
`DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below
50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process;
those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated
`D' have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1:  Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added
"+" to denote any exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:   Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

                                                    Appendix B

-----------------------------------------------------------  Household Products
INDUSTRY CLASSIFICATIONS (Oppenheimer Money Fund/VA)

-----------------------------------------------------------

Aerospace & Defense
Air Freight & Couriers                            Industrial Conglomerates
Airlines                                          Insurance
Asset Backed Securities                                      Internet & Catalog Retail
Auto Components                                              Internet Software & Services
Automobiles                                                  Information Technology Consulting & Services
Banks                                                                          Leasing & Factoring
Beverages                                                    Leisure Equipment & Products
Biotechnology                                                Machinery
Broker-Dealer                                                Marine
Building Products                                            Media
Chemicals                                                    Metals & Mining
Commercial Finance                                           Multiline Retail
Commercial Services & Supplies                               Multi-Utilities
Communications Equipment                                     Municipal
Computers & Peripherals                                      Office Electronics
Construction & Engineering                                   Oil & Gas
Construction Materials                                       Paper & Forest Products
Consulting & Services                                        Personal Products
Consumer Finance                                             Pharmaceuticals
Containers & Packaging                                       Real Estate
Distributors                                                 Repurchase Agreements
Diversified Financials                                       Road & Rail
Diversified Telecommunication Services                       Semiconductor Equipment & Products
Electric Utilities                                           Software
Electrical Equipment                                         Special Purpose Financial
Electronic Equipment & Instruments                           Specialty Retail
Energy Equipment & Services                                  Textiles & Apparel
Food & Drug Retailing                                        Tobacco
Food Products                                                Trading Companies & Distributors
Foreign Government                                           Transportation Infrastructure
Gas Utilities                                                U.S. Government Agencies-Full Faith and Credit Agencies
Health Care Equipment & Supplies                             U.S. Government Agencies-Government Sponsored
                                                             Enterprises
Health Care Providers & Services                             U.S. Government Instrumentalities
Hotels Restaurants & Leisure                                 U.S. Government Obligations
Household Durables                                           Water Utilities
                                                  Wireless Telecommunication Services

                                                    Appendix C

INDUSTRY CLASSIFICATIONS (all Funds except Oppenheimer Money Fund/VA)

Aerospace & Defense                                Household Durables
Air Freight & Couriers                             Household Products
Airlines                                           Industrial Conglomerates
Auto Components                                    Insurance
Automobiles                                        Internet & Catalog Retail
Banks                                              Internet Software & Services
Beverages                                          Information Technology Consulting & Services
Biotechnology                                      Leisure Equipment & Products
Building Products                                  Machinery
Chemicals                                          Marine
Commercial Services & Supplies                     Media
Communications Equipment                           Metals & Mining
Computers & Peripherals                            Multiline Retail
Construction & Engineering                         Multi-Utilities
Construction Materials                             Office Electronics
Containers & Packaging                             Oil & Gas
Distributors                                       Paper & Forest Products
Diversified Financials                             Personal Products
Diversified Telecommunication Services             Pharmaceuticals
Electric Utilities                                           Real Estate
                                                             Road & Rail
                          C-3B-1
Electrical Equipment
Electronic Equipment & Instruments                 Semiconductor Equipment & Products
Energy Equipment & Services                        Software
Food & Drug Retailing                              Specialty Retail
Food Products                                      Textiles & Apparel
Gas Utilities                                      Tobacco
Health Care Equipment & Supplies                   Trading Companies & Distributors
Health Care Providers & Services                   Transportation Infrastructure
Hotels Restaurants & Leisure                       Water Utilities
                                                   Wireless Telecommunication Services

                                                        D-6
Appendix D - Major Shareholders.  As of March 31, 2002, the total number of shares  outstanding,  and the number of shares and  approximate  percentage of Fund shares held of record by separate  accounts of the following  insurance companies  (and their  respective  subsidiaries)  and by  OppenheimerFunds,  Inc.  ("OFI")  were as  follows.  ["*"
indicates less than 5% of the outstanding shares of that fund or class]:
                                                                Allstate        Columbus
                           Total            Aetna             Financial           Life             CUNA
                           Outstanding

Money Fund                 397,651,230.486  *                   *                   *                         *

High Income Fund   46,451,808,072     *              *                 *                7,354,788.551
                                                                                                          15.83%

Service Shares:

High Income Fund              398.443

Bond Fund                    65,347,859.815   *                 *                   *                     *

Aggressive Growth  39,009,201.592   *                *              *                   *
Fund

Service Shares:
Aggressive Growth Fund           1,876.317                                          506.252                 *
                                                                                    27.02%

Capital Appreciation

 Fund                       56,455,345.358  *                   *                   *                       *
17.20%                              42.20%

Service Shares:
Capital Appreciation Fund       18,673.573

Multiple Strategies         39,643,775.437  *                   *                     *                     *
Fund

Global Securities           86,531,190.9139,332,500.150         *                   *                        *
Fund                                        10.79%

41.58%

Service Shares:

Global Securities          1,150,999.777    *                   *                   *                         *
Fund

Main Street Growth         58,903,807.576 3,952,230.888          *                  *                          *
& Income Fund                               6.71%

Service Shares:            1,491,037.826      *                  *                   *
     *

Main Street Growth
& Income Fund

Service Shares:Main
Street Small Cap           48,949.735        *                 210,690.783          *                           *
Fund                                                            11.05%

Strategic Bond Fund        83,661,912.627 12,935,528.913       *                    *
                *
                                            15.46%

Service Shares:                    22,404.160        *          *                       *

*                                           *                   *
Strategic Bond Fund                          (continued)

                                          GE         Jefferson Pilot   John Hancock     Lincoln Benefit

Money Fund                                 *                    *                   *                     *

High Income Fund           16,434,192.655            *                 *                         *
                                            35.38%
Service Shares:
High Income Fund                          *                     *                   *                     *

Bond Fund                           12,169,723.630            4,373,609.704         *                     *
                                          18.62%                6.69%

Aggressive Growth          4,879,499.046             *                 *                           *
*
Fund                                      12.51%

Service Shares:
Aggressive Growth Fund                    *                     *                   *                      *
27.02%
Capital Appreciation
 Fund

Capital Appreciation Fund           8,868,143.659               *                   *                     *
                                          15.71%

Service Shares:

Capital Appreciation Fund                 *                     *                 9,206.301               *
                                                                                    49.30%

Multiple Strategies                 6,467,725.044               *                   *                       *
  *
Fund                                      16.31%

Global Securities                         *                     *                   *                     *
*                                      *
Fund

Service Shares:

Global Securities                   1,143,242,123               *                   *                     *
Fund                                        99.33%

Main Street Growth                         *                    *                     *                   *
& Income Fund

Service Shares:                     1,460,653.189                 *                  *                     *
Main Street Growth                          97.96%
& Income Fund

Service Shares:Main
Street Small Cap                           *                      *                 *
46,282.842
Fund                                                                                                      94.55%

Strategic Bond Fund                        *                      *                   *                   *

Service Shares:                           *                       *                 *                     *
Strategic Bond Fund

 (continued)

                                    MassMutual                Monarch  Nationwide       OFI      Protective

Money Fund                          341,267,681.842             *                 *            *    26,476,467.310
                                          85.82%                                                       6.66%

High Income Fund           14,440,668.101            *                 *                      *           *
                                            31.09%
Service Shares:
High Income Fund                          *                     *                   *         130.707     *
                                                                                                 32.80%

Bond Fund                           18,627,597.825              *              26,597,251.272    *        *
                                          28.51%                                  40.70%

Aggressive Growth          20,769,346.038            *            9,527,767.378   *       *
Fund                                      53.24%                                  24.42%

Service Shares:
Aggressive Growth Fund                    *                     *                   *                      *
27.02%
Capital Appreciation
 Fund

Capital Appreciation Fund           13,092,108.603              *           25,260,692.113       *        *
                                            23.19%                                44.74%

Service Shares:
Capital Appreciation Fund                 *                     *                 7,632.766      *        *
                                                                                    40.87%

Multiple Strategies                 9,434,886.651             2,745,479.811   17,201,079.241     *        *
  *                                   *
Fund                                      23.80%                6.93%               43.39%

Global Securities                   37,967,082.498              *                  35,270,761.711*        *
Fund                                        43.88%                                40.76%

Service Shares:
Global Securities                         *                     *                   *            *        *
Fund

Main Street Growth                  19,208,310.983              *                   24,943,357.544  *
4,751,961.679
& Income Fund                               32.61%                                42.35%            8.07%

Service Shares:                              *                   *                  *            *        *
Main Street Growth
& Income Fund

Service Shares:Main                 1,134,928.674
Street Small Cap                           59.55%                   *               *            *            *
Fund

Strategic Bond Fund                 52,919,451.356              *                   *             * 9,318,182.778
                                            63.25%                                                  11.14%

Service Shares:                             *                   *                 20,426.032     *  *
Strategic Bond Fund                                                                 91.17%

                                                                                        (continued)
                                                                                                     American
                                    Pruco                     Transamerica      Travelers        General

Money Fund                          *                                  *                *                 *

High Income Fund           *                                      *                 *               *

Service Shares:
High Income Fund           *                                    267.736                 *                 *
                                                                  67.20%

Bond Fund                           *                                  *                *                 *

Aggressive Growth          *                                      *                 *               *
Fund

Service Shares:
Aggressive Growth Fund              1,354.535                          *                *                 *
Capital Appreciation                72.31%
 Fund

Capital Appreciation Fund           *                                  *                *                 *

Service Shares:
Capital Appreciation Fund           *                                  *                1,744.497         *
40.87%
                                                                                        9.34%

Multiple Strategies                 *                                  *                *                 *
Fund

Global Securities                   *                                  *                *                 *
Fund

Service Shares:
Global Securities                   *                                  *                *                 *
Fund

Main Street Growth                  *                                  *                *           423,222.813
& Income Fund                                                                                             22.21%

Service Shares:                        *                                *               *                 *
Main Street Growth
& Income Fund

Service Shares:Main
Street Small Cap                     *                                   *              *                 *
Fund

Strategic Bond Fund                 *                                  *                 *                *

Service Shares:                     *                                  *                *                 *
Strategic Bond Fund

-------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
-------------------------------------------------------------------------------------------------------------------

Investment Adviser
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.981.2871

Custodian Bank
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Auditors
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202